AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1998-2 Offered Certificates

                                $ [1,000,000,000]

                                 AMRESCO 1998-2
                  ---------------------------------------------
       $[116,000,000] Class A-1 Fixed-Rate Certificates - [TBD%]
       $ [61,000,000] Class A-2 Fixed-Rate Certificates - [TBD%]
       $ [36,000,000] Class A-3 Fixed-Rate Certificates - [TBD%]
       $ [37,000,000] Class A-4 Fixed-Rate Certificates - [TBD%]
       $ [16,000,000] Class A-5 Fixed-Rate Certificates -  [TBD%]
       $ [35,000,000] Class A-6 Fixed-Rate Certificates - [TBD%]
       $[150,000,000] Class A-7 Adjustable-Rate Certificates - [TBD + 1M LIBOR] $[376,500,000] Class A-8 Adjustable-Rate Certificates - [TBD + 1M LIBOR] $ [19,250,000] Class M-1F Fixed-Rate Certificates - [TBD%]
       $ [52,000,000] Class M-1A Adjustable-Rate Certificates - [TBD + 1M LIBOR] $ [15,750,000] Class M-2F Fixed-Rate Certificates - [TBD%]
       $ [39,000,000] Class M-2A Adjustable-Rate Certificates - [TBD + 1M LIBOR] $ [14,000,000] Class B-1F Fixed-Rate Certificates - [TBD%]
       $ [32,500,000] Class B-1A Adjustable-Rate Certificates - [TBD + 1M LIBOR]

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1998-2 Offered Certificates

                                ALL CERTIFICATES
                                ----------------

Title of Securities:     AMRESCO Residential Securities Corporation Mortgage
                         Loan Trust 1998-2

Fixed-Rate
Certificates:            Class A-1 through Class A-6 (the "Fixed-Rate Senior
                         Certificates"); Class M-1F, M-2F and B-1F (the
                         "Fixed-Rate Subordinate Certificates") (the Fixed-Rate
                         Senior Certificates and the Fixed-Rate Subordinate
                         Certificates being collectively referred to hereinafter as the "Fixed-Rate Certificates")

Adjustable-Rate
Certificates:            Class A-7 and Class A-8 (the "Adjustable-Rate Senior
                         Certificates") Class M-1A, M-2A and B-1A (the
                         "Adjustable-Rate Subordinate Certificates") (the
                         Adjustable-Rate Senior Certificates and the
                         Adjustable-Rate Subordinate Certificates being collectively referred to hereinafter as the "Adjustable-Rate Certificates") The Adjustable-Rate
                         Certificates and Fixed-Rate Certificates being collectively referred to as the "Certificates".

Collateral:              Fixed and adjustable rate home equity mortgage loans,
                         respectively referred to as the "Fixed-Rate Loans" and the "Adjustable-Rate Loans," together, referred to as the "Mortgage Loans".

Depositor:               AMRESCO Residential Securities Corporation

Seller:                  AMRESCO Residential Capital Markets, Inc.

Master Servicer:         AMRESCO Residential Capital Markets, Inc.

Servicers:               Ameriquest Mortgage Company, Wendover Financial
                         Services Corporation and Advanta Mortgage Corp. USA will each service a portion of the underlying collateral for the Fixed-Rate Certificates and the Adjustable-Rate Certificates.

Servicing Fee:           [50] bps per annum

Trustee:                 Norwest Bank Minnesota, N.A.

Pricing Date:            [May 28, 1998]

Settlement Date:         [June 11, 1998]

Certificate Ratings:

                                ---------Fixed-Rate Certificates---------    ---------Adjustable-Rate Certificates---------
                                   Moody's       Fitch        [Duff]               Moody's       Fitch       [Duff]
                                   ------        ------       -----                -------       ------      ------
                    Class A        Aaa           AAA          [AAA]                Aaa           AAA         [AAA]
                    Class M-1      Aa2           AA           [AA]                 Aa2           AA          [AA]
                    Class M-2      A2            A            [A]                  A2            A           [A]
                    Class B        Baa3          BBB          [BBB]                Baa3          BBB-        [BBB]

10% Auction Call:        The Trustee shall solicit bids for the purchase of
                         mortgage loans remaining in a Mortgage Loan Group when the outstanding Certificate Balance of the related group equals 10% or less of the original principal balance of the Certificates in the related group. This call can be exercised at no less than par plus accrued interest. If the auction is not successful, the Servicers will have the right to purchase the Mortgage
                         Loans in a Mortgage Loan Group when the outstanding
                         Certificate Balance of the related group has declined to 5% of original, again, at no less than par plus accrued interest.

                         Note: the Fixed-Rate and Adjustable-Rate Certificates each has it own separate Auction Call.

ERISA Consideration:     The Fixed-Rate Senior Certificates and the
                         Adjustable-Rate Senior Certificates will be ERISA eligible. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of the Plan's acquisition and ownership of such Certificates.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1998-2 Offered Certificates

                            ALL CERTIFICATES (Cont.)
                            ------------------------

SMMEA Considerations:    Only the Class A-7, Class A-8 and Class M-1A
                         Certificates will be SMMEA eligible. The remaining
                         Offered Certificates will NOT be SMMEA eligible.

Taxation:                REMIC elections.

Prospectus:              The Certificates are being offered pursuant to a
                         Prospectus which includes a Prospectus Supplement
                         (together, the "Prospectus"). Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

Initial Class Sizes:     Fixed-Rate Certificates    Adjustable-Rate Certificates
                         --------                   --------
                         Class A -   [86.00%]       Class A -    [81.00%]
                         Class M-1 - [5.50%]        Class M-1 -  [8.00%]
                         Class M-2 - [4.50%]        Class M-2 -  [6.00%]
                         Class B -   [4.00%]        Class B -    [5.00%]
                         O/C -       [0 to 1.75%]   O/C -        [0 to 2.40%]

Subordinate IO:          The Certificates will include separate Subordinate IO
                         strips off of the Fixed-Rate Loan group and the Adjustable-Rate Loan group which are not offered hereby. The Fixed-Rate Loan group Subordinate IO pays a
                         15% coupon for the first 24 months based on its notional principal balance (defined as the sum of the Class M-1F outstanding principal balance and the Class
                         M-2F outstanding principal balance). The Adjustable-
                         Rate Loan group Subordinate IO pays a 7.5% coupon for the first 24 months based on its notional principal balance ([defined as (i) for the first month, the Class
                         B-1A outstanding principal balance and (ii) for months
                         2 through 24, the sum of the Class M-2A outstanding principal balance and the Class B-1A outstanding principal balance]).

Overcollateralization:   The credit enhancement provisions of the Trust are
                         intended to provide for the limited acceleration of the Senior Certificates relative to the amortization of the related collateral, generally in the early months of the transaction. Accelerated amortization is achieved by applying certain excess interest collected on the collateral to the payment of principal on the Senior
                         Certificates, resulting in the build up of overcollateralization ("O/C"). By paying down the principal balance of the certificates faster than the principal amortization of the respective collateral pool, an overcollateralization amount equal to the excess of the aggregate principal balance of the Collateral Pool over the principal balance of the related Certificates is created. Excess cashflow will be directed to build the O/C amount until the pool reaches its required O/C target. Upon this event the acceleration feature will cease, unless it is once again necessary to maintain the required O/C level.

Credit Enhancement:      A combination of:
                           - Excess monthly cash flow
                           - Overcollateralization
                           - Cross-collateralization

Overcollateralization
Targets:                 1. Before the Stepdown Date, overcollateralization
                            builds to [1.75%] and [2.40%] of the original loan balance of the Fixed-Rate and Adjustable-Rate Loan groups, respectively.

                         2. On and after the Stepdown Date,
                            overcollateralization is maintained at [3.50%] and [4.80%] of the outstanding loan balance of the Fixed-Rate and Adjustable-Rate Loan groups, respectively (subject to performance triggers).

                         3. The overcollateralization amount is subject to a
                            floor of [0.50%] of the original loan balance for both loan groups.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1998-2 Offered Certificates

                            ALL CERTIFICATES (Cont.)
                            ------------------------

Interest Cashflow
Priority:                Interest Collections (net of Servicing) will generally
                         be allocated in the following priority:

                         Fixed Rate Cashflows
                         1. Trustee fee
                         2. Class A-1-through Class A-6 current interest plus
                            unpaid interest shortfalls
                         3. M-1F current interest
                         4. M-2F current interest
                         5. B-1F current interest
                         6. Fixed-Rate Subordinate IO current interest
                         7. Build fixed-rate overcollateralization to the target
                            level
                         8. Unpaid interest shortfalls and reimbursements of
                            principal writedowns on Class M-1F, Class M-2F and Class B-1F.
                         9. To the Adjustable-Rate Loan group in the order of
                            items 7 and 8, if necessary

                         Floating Rate Cashflows

                         1. Trustee Fee
                         2. Class A-7 and Class A-8 current interest plus unpaid
                            interest shortfalls
                         3. M-1A current interest
                         4. M-2A current interest
                         5. B-1A current interest
                         6. Adjustable-Rate Subordinate IO current interest
                         7. Build adjustable-rate overcollateralization to the
                            target level
                         8. Unpaid interest shortfalls and reimbursements of
                            principal writedowns on Class M-1A, Class M-2A and Class B-1A
                         9. To the Fixed-Rate Loan group in the order of items 7
                            and 8, if necessary

Principal Cashflow
Priority:                Collections of Principal before the Stepdown Date, or
                         if a Trigger Event exists, will be allocated in the following priority:

                         Fixed-Rate Cashflows
                            1. Pay A-6 according to the following Lockout
                               Percentage:
                               July 1998 - June 2001                0%
                               July 2001 - June 2003               45%
                               July 2003 - June 2004               80%
                               July 2004 - June 2005              100%
                               July 2005 and thereafter           300%
                            2. Pay Classes A-1 through A-6 sequentially
                            3. Pay Classes M-1F, M-2F and B-1F sequentially

                         Floating-Rate Cashflows
                            1. Until the Class A-7 Certificate balance is
                               reduced to zero, collections of principal with respect to the Adjustable-Rate Loan group will be distributed to the Class A-7 and Class A-8 Certificates as follows; (i) 50% to the Class A-7 Certificates and (ii) 50% to the Class A-8 Certificates.
                            2. After the Class A-7 Certificate balance is
                               reduced to zero, all collections of principal with respect to the Adjustable-Rate Loan group will be distributed to the Class A-8 Certificates until the Class A-8 Certificate balance is reduced to zero.
                            3. Pay Classes M-1A, M-2A and B-1A sequentially.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1998-2 Offered Certificates

                            ALL CERTIFICATES (Cont.)
                            ------------------------

                         Collections of Principal on and after the Stepdown date, (assuming no Trigger Event is in effect) will be allocated in the following priority:

                         Fixed Rate-Cashflows
                            Pay Fixed-Rate Class A, Class M-1F, Class M-2F, and Class B-1F concurrently in accordance with enhancement targets, equal to 2.0 times the initial enhancement for each class:

                                                 Targeted %      Targeted Credit
                                                 of Pool         Enhancement
                         Class A                 [68.5%]         [31.5%]
                         Class M-1F              [11.0]          [20.5]
                         Class M-2F              [9.0]           [11.5]
                         Class B-1F              [8.0]           [3.5]
                         Overcollateralization   [3.5]

                         Floating-Rate Cashflows
                            Pay Class A-7 and Class A-8 (according to Class A-7 and Class A-8 distribution percentages described above), M-1A, M-2A, and B-1A concurrently in accordance with enhancement targets equal to 2.0 times the initial enhancement for each class:

                                                Targeted %       Targeted Credit
                                                of Pool          Enhancement
                         Class A                [57.2%]          [42.8%]
                         Class M-1A             [16.0%]          [26.8%]
                         Class M-2A             [12.0%]          [14.8%]
                         Class B-1A             [10.0%]          [4.8%]
                         Overcollateralization  [4.8%]

Fixed-Rate Certificates Senior Specified Enhancement Percentage:        [31.50%]
Adjustable-Rate Certificates Senior Specified Enhancement Percentage:   [42.80%]

Stepdown Date:           With respect to a loan group, the later of: (x) the
                         37th Payment Date (July 2001) and (y) the first payment date on which the Senior Enhancemnent Percentage is greater than or equal to the related the Senior
                         Specified Enhancement Percentage.

Trigger Event:           Occurs with respect to a loan group when 60+ day
                         delinquency percentage is greater than (x) 50% of the senior enhancement percentage for the Fixed-Rate Loan group or (y) 40% of the senior enhancement percentage for the Adjustable-Rate Loan group.

Subordinate Trigger
Event:                   Occurs with respect to a loan group if both:

                         I. Realized losses exceed:          Fixed       ARMs

                            July 1998 - June 2000            [1.26%]     [1.75%]
                            July 2000 - June 2001            [1.50%]     [2.10%]
                            July 2001 - June 2002            [2.60%]     [3.50%]
                            July 2002 - June 2003            [3.30%]     [4.40%]
                            July 2003 - June 2004            [3.50%]     [4.80%]
                            July 2004 - June 2005            [3.50%]     [5.20%]
                            July 2005 - June 2006            [3.50%]     [5.60%]

                        II. 60+ day delinquencies exceed:

                            July 2000 - June 2002            [4.00%]     [4.00%]
                            July 2002 - June 2004            [5.50%]     [5.50%]
                            July 2004 - June 2006            [8.00%]     [8.00%]

                         If a Subordinate Trigger Event occurs,
                         overcollateralization is not released and the excess cashflow attributable is paid to the related subordinated classes in reverse order of seniority.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1998-2 Offered Certificates

--------------------------------------------------------------------------------
                             FIXED-RATE CERTIFICATES


Collateral:              Fixed-Rate, First and Second Lien Mortgage Loans.

Approximate Group Size:  [350,000,000]

                              Class A-1      Class A-2       Class A-3      Class A-4       Class A-5**     Class A-6
                              ---------      ---------       ---------      ---------       ---------       --------
Approximate Face Amount:     [ 116,000,000    61,000,000       36,000,000    37,000,000      16,000,000      35,000,000 ]

Avg Life to 10% Call Date:   [ 0.8 years       2.0 years       3.0 years     5.1 years       8.0 years       6.5 years  ]

Avg. Life to Maturity (app.) [ 0.8 years       2.0 years       3.0 years     5.1 years      12.1 years       6.7 years  ]

Pass-Through Rate:           [  TBD            TBD              TBD             TBD            TBD*             TBD   ]%

Price                        [  TBD            TBD              TBD             TBD            TBD              TBD   ]

Spread: Pricing Speed:       [  24 HEP         24 HEP           24 HEP          24 HEP         24 HEP           24 HEP ]

Yield to maturity (CBE):     [  TBD            TBD              TBD             TBD            TBD              TBD   ]%

Day Count:                   [ 30/360         30/360           30/360           30/360         30/360           30/360 ]

Expected Maturity To Call:   [ 12/25/99       12/25/00       03/25/02         05/25/06        05/25/06         05/25/06   ]
(at pricing speed)

Expected Maturity:           [ 12/25/99       12/25/00       03/25/02         01/25/07        12/25/15         10/25/15   ]
(at pricing speed)

Stated Maturity:             [ 12/25/15       05/25/22       02/25/25         04/25/27        03/25/28         12/25/27   ]


                                     Class M-1F     Class M-2F    Class B-1F
                                     --------       ----------    ----------
Approximate Face Amount:         [  19,250,000      15,750,000    14,000,000 ]

Avg Life to 10% Call Date:       [  5.4 years        5.4 years     5.4 years ]

Avg. Life to Maturity (app.)     [  6.0 years        5.9 years     5.6 years ]

Pass-Through Rate:               [     TBD*            TBD*            TBD*  ]%

Price:                           [     TBD             TBD             TBD   ]

Spread:                          [     TBD             TBD             TBD   ]%

Pricing Speed                    [  24 HEP            24 HEP          24 HEP ]

Yield to Maturity (CBE):         [     TBD             TBD             TBD   ]%

Day Count:                       [   30/360          30/360          30/360  ]

Expected Maturity To Call:       [  05/25/06        05/25/06         05/25/06 ]
(at pricing speed)

Expected Maturity:               [  07/25/12        03/25/11         05/25/09  ]
(at pricing speed)

Stated Maturity:                 [  03/25/28        03/25/28         03/25/28  ]

* [Pass-through rate may be subject to the Fixed-Rate Available Funds Cap] ** If an Auction Sale is not successful the coupon on the A-5 Class will increase by 50%.

Fixed-Rate
Available Funds Cap:     A rate equal to the weighted average net coupon rate
                         (i.e., the weighted average coupon rate less [0.50%] for servicing and trustee fees) for the Fixed-Rate
                         Loans for such Payment Date.

Pre-Funding Account:     On the closing date, approximately [$52.5] million will
                         be deposited in a pre-funding account for the purchase of additional fixed rate mortgage loans. From the closing date until [August],1998, the Trust intends to purchase mortgage loans up to the entire pre-funding amounts. The additional mortgage loans, purchased with funds deposited in the prefunding account, will be subject to certain individual and aggregate group characteristics that will be more fully described in the Prospectus Supplement.

                         Funds remaining in the pre-funding account with respect to the Fixed-Rate loan group will be distributed sequentially to the Class A-1, A-2, A-3, A-4, A-5 and A-6 Certificateholders as prepayments based on the cash flow priority on the [September 25], 1998 Payment Date.

Payment Date:            The 25th day of each month or, if such day is not a
                         business day, the next succeeding business day, beginning on [July 25], 1998.

Payment Delay:           24 days for the Fixed-Rate Certificates.

Coupon Step-Up at
10% Auction Call:        If an Auction Sale is not successful the coupon on the
                         A-5 Class will increase by .50%.

Interest Accrual
Period: For the Fixed-Rate Certificates, interest will accrue from the 1st day of the preceding month until the 30th day of the preceding month.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1998-2 Offered Certificates

--------------------------------------------------------------------------------
                          ADJUSTABLE-RATE CERTIFICATES

Collateral:              Adjustable-Rate, First Lien Mortgage Loans.

Approximate Group Size:  [$650,000,000]

                              Class A-7      Class A-8      Class M-1A      Class M-2A      Class B-1A
                              ---------      ----------     ----------      ----------      ----------
Approximate Face Amount:     [ 150,000,000   376,500,000    52,000,000       39,000,000     32,500,000 ]

Avg Life to 10% Auction Call [  0.9 years     2.8 years      5.0 years         4.9 years      4.8 years ]

Avg. Life to Maturity (app.) [  0.9 years     3.1 years      5.5 years         5.4 years      5.1 years ]

Pass-Through Rate:*          [     TBD           TBD           TBD                TBD           TBD     ]%

Price                        [     TBD           TBD           TBD                TBD           TBD     ]

Pricing Speed                [ 27 CPR           27 CPR         27 CPR           27 CPR            27 CPR ]

Day Count:                   [ ACT/360         ACT/360        ACT/360           ACT/360          ACT/360 ]

Expected Maturity To Call:   [ 04/25/00        07/25/05       07/25/05         07/25/05          07/25/05 ]
(at pricing speed)

Expected Maturity:           [ 04/25/00        08/25/14       02/25/12         10/25/10          12/25/08 ]
(at pricing speed)
                             [ 06/25/20        06/25/28       06/25/28         06/25/28         06/25/28  ]

Stated Maturity:

* Pass-through rate for the Adjustable-Rate Certificates is subject to the Adjustable-Rate Available Funds Cap with shortfall reimbursement.
** For Class A-8, 1M LIBOR + 2 x Spread; and for Classes M-1A, M-2A and B-1A, 1M
   LIBOR + 1.5 x Spread after Clean-up Call Date. Coupon Step-up for all Classes is subject to the Adjustable-Rate Available Funds Cap.

Adjustable-Rate
Available Funds Cap:     A rate equal to the weighted average net coupon rate
                         (i.e., the weighted average coupon rate less [0.50%] for servicing and trustee fees) for the Adjustable-Rate
                         Loans for such Payment Date.

Pre-Funding Account:     On the closing date, approximately [$97.5 million] will
                         be deposited in a pre-funding account for the purchase of additional adjustable rate mortgage loans. From the closing date until [August], 1998, the Trust intends to purchase mortgage loans up to the entire pre-funding amounts. The additional mortgage loans, purchased with funds deposited in the prefunding account, will be subject to certain individual and aggregate group characteristics that will be more fully described in the Prospectus Supplement.

                         Funds remaining in the pre-funding account will be distributed to the Class A-7 and Class A-8 Certificateholders as prepayments on the [September 25], 1998 Payment Date.

Coupon Step-Up at 10%
Auction Call:            If the Auction Sale is not successful, the coupon on
                         the Class A-8 Certificates shall be raised to LIBOR +
                         2x Spread; and the Class M-1A, M-2A and B-1A
                         Certificate shall be raised to LIBOR + 1.5 x Spread, subject to the Adjustable-Rate Available Funds Cap.

Payment Date:            The 25th day of each month or, if such day is not a
                         business day, the next succeeding business day, beginning on [July 25], 1998.

Interest Accrual Period: Interest will accrue from the 25th day of the preceding month ([June 11], for the first accrual period) until the 24th day of the current month (from Payment Date to Payment Date).

Interest and Payment
Adjustments:             The interest rates and payments on the underlying
                         mortgage loans will generally adjust semi-annually.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1998-2 Offered Certificates

AVAILABLE FUNDS CAP:

PERIODS       DATE       COUPON               PERIODS       DATE       COUPON
--------    --------     -------              --------    --------     -------
   1        07/01/98       9.337                49        07/01/02      10.976
   2        08/01/98       9.613                50        08/01/02      10.976
   3        09/01/98       9.612                51        09/01/02      10.976
   4        10/01/98       9.663                52        10/01/02      10.976
   5        11/01/98       9.663                53        11/01/02      10.976
   6        12/01/98       9.849                54        12/01/02      10.976
   7        01/01/99      10.098                55        01/01/03      10.976
   8        02/01/99      10.163                56        02/01/03      10.976
   9        03/01/99      10.209                57        03/01/03      10.976
  10        04/01/99      10.215                58        04/01/03      10.976
  11        05/01/99      10.215                59        05/01/03      10.976
  12        06/01/99      10.400                60        06/01/03      10.976
  13        07/01/99      10.523                61        07/01/03      10.976
  14        08/01/99      10.558                62        08/01/03      10.976
  15        09/01/99      10.581                63        09/01/03      10.976
  16        10/01/99      10.581                64        10/01/03      10.976
  17        11/01/99      10.664                65        11/01/03      10.976
  18        12/01/99      10.716                66        12/01/03      10.976
  19        01/01/00      10.732                67        01/01/04      10.976
  20        02/01/00      10.819                68        02/01/04      10.976
  21        03/01/00      10.819                69        03/01/04      10.976
  22        04/01/00      10.834                70        04/01/04      10.976
  23        05/01/00      10.834                71        05/01/04      10.977
  24        06/01/00      10.889                72        06/01/04      10.977
  25        07/01/00      10.889
  26        08/01/00      10.932
  27        09/01/00      10.932
  28        10/01/00      10.937
  29        11/01/00      10.937
  30        12/01/00      10.970
  31        01/01/01      10.970
  32        02/01/01      10.976
  33        03/01/01      10.976
  34        04/01/01      10.976
  35        05/01/01      10.976
  36        06/01/01      10.976
  37        07/01/01      10.976
  38        08/01/01      10.976
  39        09/01/01      10.976
  40        10/01/01      10.976
  41        11/01/01      10.976
  42        12/01/01      10.976
  43        01/01/02      10.976
  44        02/01/02      10.976
  45        03/01/02      10.976
  46        04/01/02      10.976
  47        05/01/02      10.976
  48        06/01/02      10.976

* Computed on a 30/360 day basis, by subtracting the applicable service fee from the available collateral coupon assuming a constant 6M LIBOR.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1998-2 Offered Certificates


 CURRENT BALANCE: $116,000,000.00                                               DATED DATE: 06/01/98
          COUPON:  6.580%                              amresco982               FIRST PAYMENT: 07/25/98
          FACTOR: 1.0000000000                                                  TOTAL CLASSES: 18
ORIGINAL BALANCE: $116,000,000.00                 BOND A1 BE-YIELD TABLE        YIELD TABLE DATE: 06/11/98

                                                      PREPAYMENT SPEED

                                                   **** TO MATURITY ***

           PRICING SPEED
SPEED: ARM (CPR)   27.0%       27.0%       27.0%       27.0%       27.0%       27.0%       27.0%       27.0%
       FIX (HEP)   24.0%       18.0%       20.0%       22.0%       26.0%       28.0%       30.0%       32.0%

     99-24         6.423       6.473       6.456       6.439       6.407       6.392       6.377       6.362
     99-24+        6.402       6.456       6.438       6.420       6.385       6.368       6.352       6.336
     99-25         6.382       6.440       6.420       6.401       6.363       6.345       6.328       6.310
     99-25+        6.361       6.423       6.402       6.381       6.341       6.322       6.303       6.285
     99-26         6.340       6.407       6.384       6.362       6.319       6.299       6.279       6.259
     99-26+        6.320       6.390       6.366       6.343       6.297       6.276       6.254       6.233
     99-27         6.299       6.374       6.349       6.324       6.275       6.252       6.230       6.208
     99-27+        6.279       6.358       6.331       6.304       6.254       6.229       6.206       6.182

     99-28         6.258       6.341       6.313       6.285       6.232       6.206       6.181       6.156
     99-28+        6.238       6.325       6.295       6.266       6.210       6.183       6.157       6.131
     99-29         6.217       6.308       6.277       6.247       6.188       6.160       6.132       6.105
     99-29+        6.196       6.292       6.259       6.227       6.166       6.137       6.108       6.080
     99-30         6.176       6.275       6.241       6.208       6.144       6.114       6.084       6.054
     99-30+        6.155       6.259       6.224       6.189       6.122       6.091       6.059       6.028
     99-31         6.135       6.243       6.206       6.170       6.101       6.067       6.035       6.003
     99-31+        6.114       6.226       6.188       6.151       6.079       6.044       6.011       5.977

    100-00         6.094       6.210       6.170       6.131       6.057       6.021       5.986       5.952
    100-00+        6.073       6.193       6.152       6.112       6.035       5.998       5.962       5.926
    100-01         6.053       6.177       6.135       6.093       6.013       5.975       5.938       5.900
    100-01+        6.032       6.161       6.117       6.074       5.991       5.952       5.913       5.875
    100-02         6.012       6.144       6.099       6.055       5.970       5.929       5.889       5.849
    100-02+        5.991       6.128       6.081       6.036       5.948       5.906       5.865       5.824
    100-03         5.971       6.112       6.064       6.016       5.926       5.883       5.840       5.798
    100-03+        5.950       6.095       6.046       5.997       5.904       5.860       5.816       5.773

    100-04         5.930       6.079       6.028       5.978       5.882       5.837       5.792       5.747
    100-04+        5.909       6.063       6.010       5.959       5.861       5.814       5.768       5.722
    100-05         5.889       6.046       5.992       5.940       5.839       5.791       5.743       5.696
    100-05+        5.868       6.030       5.975       5.921       5.817       5.768       5.719       5.671
    100-06         5.848       6.013       5.957       5.902       5.795       5.745       5.695       5.645
    100-06+        5.828       5.997       5.939       5.883       5.774       5.722       5.671       5.620
    100-07         5.807       5.981       5.921       5.863       5.752       5.699       5.646       5.594
    100-07+        5.787       5.964       5.904       5.844       5.730       5.676       5.622       5.569

First Payment      0.122       0.122       0.122       0.122       0.122       0.122       0.122       0.122
Average Life       0.804       1.016       0.932       0.862       0.754       0.711       0.674       0.640
Last Payment       1.539       1.956       1.789       1.622       1.372       1.289       1.206       1.122


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1998-2 Offered Certificates


 CURRENT BALANCE: $61,000,000.00                                                DATED DATE: 06/01/98
          COUPON:  6.285%                                amresco982             FIRST PAYMENT: 07/25/98
          FACTOR: 1.0000000000                                                  TOTAL CLASSES: 18
ORIGINAL BALANCE: $61,000,000.00                 BOND A2 BE-YIELD TABLE         YIELD TABLE DATE: 06/11/98

                                                      PREPAYMENT SPEED

                                                   **** TO MATURITY ***

           PRICING SPEED
SPEED: ARM (CPR)   27.0%       27.0%       27.0%       27.0%       27.0%       27.0%       27.0%       27.0%
       FIX (HEP)   24.0%       18.0%       20.0%       22.0%       26.0%       28.0%       30.0%       32.0%

     99-24         6.276       6.297       6.290       6.283       6.269       6.262       6.255       6.247
     99-24+        6.268       6.291       6.283       6.275       6.260       6.252       6.244       6.236
     99-25         6.259       6.284       6.276       6.267       6.251       6.242       6.234       6.225
     99-25+        6.251       6.278       6.269       6.260       6.241       6.232       6.223       6.214
     99-26         6.242       6.271       6.261       6.252       6.232       6.222       6.212       6.203
     99-26+        6.234       6.265       6.254       6.244       6.223       6.213       6.202       6.191
     99-27         6.225       6.258       6.247       6.236       6.214       6.203       6.191       6.180
     99-27+        6.217       6.251       6.240       6.228       6.205       6.193       6.181       6.169

     99-28         6.208       6.245       6.233       6.220       6.196       6.183       6.170       6.158
     99-28+        6.200       6.238       6.225       6.213       6.186       6.173       6.160       6.147
     99-29         6.191       6.232       6.218       6.205       6.177       6.163       6.149       6.136
     99-29+        6.183       6.225       6.211       6.197       6.168       6.154       6.139       6.124
     99-30         6.174       6.219       6.204       6.189       6.159       6.144       6.128       6.113
     99-30+        6.166       6.212       6.197       6.181       6.150       6.134       6.118       6.102
     99-31         6.157       6.206       6.189       6.173       6.141       6.124       6.107       6.091
     99-31+        6.149       6.199       6.182       6.165       6.131       6.114       6.097       6.080

    100-00         6.140       6.193       6.175       6.158       6.122       6.104       6.086       6.069
    100-00+        6.132       6.186       6.168       6.150       6.113       6.095       6.076       6.057
    100-01         6.123       6.180       6.161       6.142       6.104       6.085       6.065       6.046
    100-01+        6.115       6.173       6.154       6.134       6.095       6.075       6.055       6.035
    100-02         6.106       6.167       6.146       6.126       6.086       6.065       6.045       6.024
    100-02+        6.098       6.160       6.139       6.118       6.077       6.055       6.034       6.013
    100-03         6.089       6.153       6.132       6.111       6.067       6.046       6.024       6.002
    100-03+        6.081       6.147       6.125       6.103       6.058       6.036       6.013       5.991

    100-04         6.072       6.140       6.118       6.095       6.049       6.026       6.003       5.979
    100-04+        6.064       6.134       6.110       6.087       6.040       6.016       5.992       5.968
    100-05         6.055       6.127       6.103       6.079       6.031       6.006       5.982       5.957
    100-05+        6.047       6.121       6.096       6.072       6.022       5.996       5.971       5.946
    100-06         6.038       6.114       6.089       6.064       6.013       5.987       5.961       5.935
    100-06+        6.030       6.108       6.082       6.056       6.004       5.977       5.950       5.924
    100-07         6.021       6.101       6.075       6.048       5.994       5.967       5.940       5.913
    100-07+        6.013       6.095       6.067       6.040       5.985       5.957       5.929       5.902

First Payment      1.539       1.956       1.789       1.622       1.372       1.289       1.206       1.122
Average Life       2.007       2.664       2.401       2.187       1.853       1.720       1.604       1.503
Last Payment       2.539       3.456       3.039       2.789       2.372       2.206       2.039       1.872


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1998-2 Offered Certificates


 CURRENT BALANCE: $36,000,000.00                                                DATED DATE: 06/01/98
          COUPON:  6.300%                                amresco982             FIRST PAYMENT: 07/25/98
          FACTOR: 1.0000000000                                                  TOTAL CLASSES: 18
ORIGINAL BALANCE: $36,000,000.00                 BOND A3 BE-YIELD TABLE         YIELD TABLE DATE: 06/11/98

                                                      PREPAYMENT SPEED

                                                   **** TO MATURITY ***

           PRICING SPEED
SPEED: ARM (CPR)   27.0%       27.0%       27.0%       27.0%       27.0%       27.0%       27.0%       27.0%
       FIX (HEP)   24.0%       18.0%       20.0%       22.0%       26.0%       28.0%       30.0%       32.0%

     99-24         6.320       6.337       6.332       6.326       6.313       6.308       6.303       6.297
     99-24+        6.314       6.333       6.327       6.321       6.307       6.301       6.295       6.289
     99-25         6.308       6.329       6.322       6.316       6.300       6.294       6.288       6.281
     99-25+        6.302       6.324       6.318       6.311       6.294       6.287       6.280       6.273
     99-26         6.297       6.320       6.313       6.305       6.287       6.280       6.273       6.266
     99-26+        6.291       6.316       6.308       6.300       6.281       6.273       6.265       6.258
     99-27         6.285       6.312       6.303       6.295       6.274       6.266       6.258       6.250
     99-27+        6.279       6.307       6.299       6.290       6.268       6.259       6.250       6.242

     99-28         6.273       6.303       6.294       6.284       6.261       6.252       6.243       6.234
     99-28+        6.267       6.299       6.289       6.279       6.255       6.245       6.236       6.226
     99-29         6.262       6.295       6.285       6.274       6.248       6.238       6.228       6.218
     99-29+        6.256       6.290       6.280       6.269       6.242       6.231       6.221       6.210
     99-30         6.250       6.286       6.275       6.263       6.235       6.224       6.213       6.202
     99-30+        6.244       6.282       6.270       6.258       6.229       6.217       6.206       6.194
     99-31         6.238       6.278       6.266       6.253       6.222       6.210       6.198       6.186
     99-31+        6.232       6.273       6.261       6.248       6.216       6.204       6.191       6.178

    100-00         6.227       6.269       6.256       6.242       6.209       6.197       6.184       6.170
    100-00+        6.221       6.265       6.251       6.237       6.203       6.190       6.176       6.163
    100-01         6.215       6.261       6.247       6.232       6.196       6.183       6.169       6.155
    100-01+        6.209       6.256       6.242       6.227       6.190       6.176       6.161       6.147
    100-02         6.203       6.252       6.237       6.221       6.184       6.169       6.154       6.139
    100-02+        6.198       6.248       6.233       6.216       6.177       6.162       6.146       6.131
    100-03         6.192       6.244       6.228       6.211       6.171       6.155       6.139       6.123
    100-03+        6.186       6.239       6.223       6.206       6.164       6.148       6.132       6.115

    100-04         6.180       6.235       6.218       6.200       6.158       6.141       6.124       6.107
    100-04+        6.174       6.231       6.214       6.195       6.151       6.134       6.117       6.099
    100-05         6.168       6.227       6.209       6.190       6.145       6.127       6.109       6.091
    100-05+        6.163       6.222       6.204       6.185       6.138       6.120       6.102       6.083
    100-06         6.157       6.218       6.200       6.179       6.132       6.113       6.095       6.076
    100-06+        6.151       6.214       6.195       6.174       6.125       6.106       6.087       6.068
    100-07         6.145       6.210       6.190       6.169       6.119       6.099       6.080       6.060
    100-07+        6.139       6.206       6.185       6.164       6.113       6.093       6.072       6.052

First Payment      2.539       3.456       3.039       2.789       2.372       2.206       2.039       1.872
Average Life       3.019       4.311       3.813       3.395       2.690       2.490       2.316       2.162
Last Payment       3.789       5.372       4.706       4.206       3.039       2.872       2.622       2.456


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1998-2 Offered Certificates


 CURRENT BALANCE: $37,000,000.00                                                DATED DATE: 06/01/98
          COUPON:  6.480%                                amresco982             FIRST PAYMENT: 07/25/98
          FACTOR: 1.0000000000                                                  TOTAL CLASSES: 18
ORIGINAL BALANCE: $37,000,000.00                 BOND A4 BE-YIELD TABLE         YIELD TABLE DATE: 06/11/98

                                                      PREPAYMENT SPEED

                                                   **** TO MATURITY ***

           PRICING SPEED
SPEED: ARM (CPR)   27.0%       27.0%       27.0%       27.0%       27.0%       27.0%       27.0%       27.0%
       FIX (HEP)   24.0%       18.0%       20.0%       22.0%       26.0%       28.0%       30.0%       32.0%

     99-24         6.525       6.539       6.535       6.530       6.520       6.514       6.507       6.498
     99-24+        6.521       6.536       6.532       6.527       6.516       6.509       6.501       6.492
     99-25         6.517       6.534       6.529       6.524       6.512       6.504       6.496       6.486
     99-25+        6.514       6.531       6.526       6.520       6.507       6.500       6.491       6.480
     99-26         6.510       6.529       6.523       6.517       6.503       6.495       6.485       6.474
     99-26+        6.506       6.526       6.520       6.514       6.499       6.490       6.480       6.468
     99-27         6.502       6.524       6.518       6.511       6.495       6.486       6.475       6.462
     99-27+        6.499       6.521       6.515       6.507       6.491       6.481       6.470       6.456

     99-28         6.495       6.518       6.512       6.504       6.487       6.476       6.464       6.450
     99-28+        6.491       6.516       6.509       6.501       6.482       6.471       6.459       6.444
     99-29         6.487       6.513       6.506       6.497       6.478       6.467       6.454       6.438
     99-29+        6.484       6.511       6.503       6.494       6.474       6.462       6.448       6.432
     99-30         6.480       6.508       6.500       6.491       6.470       6.457       6.443       6.426
     99-30+        6.476       6.506       6.497       6.488       6.466       6.453       6.438       6.420
     99-31         6.472       6.503       6.495       6.484       6.462       6.448       6.433       6.414
     99-31+        6.469       6.501       6.492       6.481       6.458       6.443       6.427       6.408

    100-00         6.465       6.498       6.489       6.478       6.453       6.439       6.422       6.402
    100-00+        6.461       6.496       6.486       6.475       6.449       6.434       6.417       6.396
    100-01         6.458       6.493       6.483       6.471       6.445       6.429       6.411       6.390
    100-01+        6.454       6.491       6.480       6.468       6.441       6.425       6.406       6.384
    100-02         6.450       6.488       6.477       6.465       6.437       6.420       6.401       6.378
    100-02+        6.446       6.486       6.475       6.462       6.433       6.415       6.396       6.373
    100-03         6.443       6.483       6.472       6.458       6.429       6.411       6.390       6.367
    100-03+        6.439       6.481       6.469       6.455       6.424       6.406       6.385       6.361

    100-04         6.435       6.478       6.466       6.452       6.420       6.401       6.380       6.355
    100-04+        6.431       6.475       6.463       6.448       6.416       6.397       6.374       6.349
    100-05         6.428       6.473       6.460       6.445       6.412       6.392       6.369       6.343
    100-05+        6.424       6.470       6.457       6.442       6.408       6.387       6.364       6.337
    100-06         6.420       6.468       6.454       6.439       6.404       6.383       6.359       6.331
    100-06+        6.417       6.465       6.452       6.435       6.400       6.378       6.353       6.325
    100-07         6.413       6.463       6.449       6.432       6.395       6.373       6.348       6.319
    100-07+        6.409       6.460       6.446       6.429       6.391       6.369       6.343       6.313

First Payment      3.789       5.372       4.706       4.206       3.039       2.872       2.622       2.456
Average Life       5.058       8.300       7.052       5.977       4.457       3.883       3.386       2.941
Last Payment       8.622      12.456      11.206      10.039       6.122       5.289       4.706       4.206


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1998-2 Offered Certificates


 CURRENT BALANCE: $16,000,000.00                                                DATED DATE: 06/01/98
          COUPON:  6.875%                                amresco982             FIRST PAYMENT: 07/25/98
          FACTOR: 1.0000000000                                                  TOTAL CLASSES: 18
ORIGINAL BALANCE: $16,000,000.00                 BOND A5 BE-YIELD TABLE         YIELD TABLE DATE: 06/11/98

                                                      PREPAYMENT SPEED

                                                   **** TO MATURITY ***

           PRICING SPEED
SPEED: ARM (CPR)   27.0%       27.0%       27.0%       27.0%       27.0%       27.0%       27.0%       27.0%
       FIX (HEP)   24.0%       18.0%       20.0%       22.0%       26.0%       28.0%       30.0%       32.0%

     99-24         7.074       7.062       7.067       7.073       7.063       7.046       7.018       6.973
     99-24+        7.072       7.060       7.065       7.071       7.061       7.043       7.015       6.970
     99-25         7.070       7.059       7.064       7.069       7.059       7.041       7.012       6.966
     99-25+        7.068       7.057       7.062       7.067       7.056       7.038       7.010       6.963
     99-26         7.066       7.055       7.060       7.065       7.054       7.036       7.007       6.959
     99-26+        7.064       7.054       7.058       7.063       7.052       7.033       7.004       6.956
     99-27         7.062       7.052       7.056       7.061       7.050       7.031       7.001       6.952
     99-27+        7.060       7.050       7.055       7.060       7.048       7.028       6.998       6.949

     99-28         7.058       7.049       7.053       7.058       7.046       7.026       6.995       6.946
     99-28+        7.056       7.047       7.051       7.056       7.043       7.023       6.992       6.942
     99-29         7.054       7.045       7.049       7.054       7.041       7.021       6.989       6.939
     99-29+        7.052       7.044       7.048       7.052       7.039       7.018       6.987       6.935
     99-30         7.050       7.042       7.046       7.050       7.037       7.016       6.984       6.932
     99-30+        7.049       7.040       7.044       7.048       7.035       7.014       6.981       6.928
     99-31         7.047       7.039       7.042       7.047       7.032       7.011       6.978       6.925
     99-31+        7.045       7.037       7.041       7.045       7.030       7.009       6.975       6.921

    100-00         7.043       7.035       7.039       7.043       7.028       7.006       6.972       6.918
    100-00+        7.041       7.034       7.037       7.041       7.026       7.004       6.969       6.915
    100-01         7.039       7.032       7.035       7.039       7.024       7.001       6.967       6.911
    100-01+        7.037       7.030       7.034       7.037       7.022       6.999       6.964       6.908
    100-02         7.035       7.029       7.032       7.035       7.019       6.996       6.961       6.904
    100-02+        7.033       7.027       7.030       7.034       7.017       6.994       6.958       6.901
    100-03         7.031       7.025       7.028       7.032       7.015       6.991       6.955       6.897
    100-03+        7.029       7.024       7.027       7.030       7.013       6.989       6.952       6.894

    100-04         7.027       7.022       7.025       7.028       7.011       6.986       6.949       6.890
    100-04+        7.025       7.020       7.023       7.026       7.009       6.984       6.946       6.887
    100-05         7.023       7.019       7.021       7.024       7.006       6.981       6.944       6.884
    100-05+        7.021       7.017       7.020       7.022       7.004       6.979       6.941       6.880
    100-06         7.019       7.015       7.018       7.021       7.002       6.977       6.938       6.877
    100-06+        7.017       7.014       7.016       7.019       7.000       6.974       6.935       6.873
    100-07         7.015       7.012       7.014       7.017       6.998       6.972       6.932       6.870
    100-07+        7.013       7.010       7.013       7.015       6.995       6.969       6.929       6.866

First Payment      8.622      12.456      11.206      10.039       6.122       5.289       4.706       4.206
Average Life      12.091      15.935      14.522      13.261      10.514       8.923       7.342       5.769
Last Payment      17.539      22.539      20.706      19.039      16.206      15.039      14.122      13.206


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1998-2 Offered Certificates


 CURRENT BALANCE: $16,000,000.00                                                DATED DATE: 06/01/98
          COUPON:  6.875%                                amresco982             FIRST PAYMENT: 07/25/98
          FACTOR: 1.0000000000                                                  TOTAL CLASSES: 18
ORIGINAL BALANCE: $16,000,000.00                 BOND A5 BE-YIELD TABLE         YIELD TABLE DATE: 06/11/98

                                                       PREPAYMENT SPEED

                                                      **** TO 10% CALL ***

           PRICING SPEED
SPEED: ARM (CPR)   27.0%       27.0%       27.0%       27.0%       27.0%       27.0%       27.0%       27.0%
       FIX (HEP)   24.0%       18.0%       20.0%       22.0%       26.0%       28.0%       30.0%       32.0%

     99-24         6.939       6.946       6.944       6.942       6.936       6.933       6.929       6.924
     99-24+        6.937       6.944       6.942       6.939       6.934       6.930       6.925       6.920
     99-25         6.934       6.942       6.939       6.937       6.931       6.927       6.922       6.916
     99-25+        6.932       6.940       6.937       6.934       6.928       6.924       6.918       6.913
     99-26         6.929       6.937       6.935       6.932       6.925       6.920       6.915       6.909
     99-26+        6.926       6.935       6.933       6.929       6.922       6.917       6.912       6.905
     99-27         6.924       6.933       6.930       6.927       6.919       6.914       6.908       6.901
     99-27+        6.921       6.931       6.928       6.924       6.917       6.911       6.905       6.897

     99-28         6.918       6.929       6.926       6.922       6.914       6.908       6.901       6.894
     99-28+        6.916       6.927       6.923       6.920       6.911       6.905       6.898       6.890
     99-29         6.913       6.925       6.921       6.917       6.908       6.902       6.894       6.886
     99-29+        6.911       6.923       6.919       6.915       6.905       6.899       6.891       6.882
     99-30         6.908       6.920       6.917       6.912       6.902       6.896       6.888       6.878
     99-30+        6.905       6.918       6.914       6.910       6.900       6.892       6.884       6.875
     99-31         6.903       6.916       6.912       6.907       6.897       6.889       6.881       6.871
     99-31+        6.900       6.914       6.910       6.905       6.894       6.886       6.877       6.867

    100-00         6.898       6.912       6.907       6.902       6.891       6.883       6.874       6.863
    100-00+        6.895       6.910       6.905       6.900       6.888       6.880       6.870       6.860
    100-01         6.892       6.908       6.903       6.898       6.885       6.877       6.867       6.856
    100-01+        6.890       6.906       6.901       6.895       6.883       6.874       6.864       6.852
    100-02         6.887       6.903       6.898       6.893       6.880       6.871       6.860       6.848
    100-02+        6.884       6.901       6.896       6.890       6.877       6.868       6.857       6.845
    100-03         6.882       6.899       6.894       6.888       6.874       6.865       6.853       6.841
    100-03+        6.879       6.897       6.892       6.885       6.871       6.861       6.850       6.837

    100-04         6.877       6.895       6.889       6.883       6.868       6.858       6.847       6.833
    100-04+        6.874       6.893       6.887       6.880       6.866       6.855       6.843       6.829
    100-05         6.871       6.891       6.885       6.878       6.863       6.852       6.840       6.826
    100-05+        6.869       6.889       6.882       6.876       6.860       6.849       6.836       6.822
    100-06         6.866       6.886       6.880       6.873       6.857       6.846       6.833       6.818
    100-06+        6.864       6.884       6.878       6.871       6.854       6.843       6.830       6.814
    100-07         6.861       6.882       6.876       6.868       6.851       6.840       6.826       6.811
    100-07+        6.858       6.880       6.873       6.866       6.849       6.837       6.823       6.807

First Payment      7.956      10.622       9.622       8.706       6.122       5.289       4.706       4.206
Average Life       7.956      10.622       9.622       8.706       7.163       6.389       5.671       5.028
Last Payment       7.956      10.622       9.622       8.706       7.372       6.789       6.289       5.872


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1998-2 Offered Certificates


 CURRENT BALANCE: $35,000,000.00                                                DATED DATE: 06/01/98
          COUPON:  6.420%                                amresco982             FIRST PAYMENT: 07/25/98
          FACTOR: 1.0000000000                                                  TOTAL CLASSES: 18
ORIGINAL BALANCE: $35,000,000.00                 BOND A6 BE-YIELD TABLE         YIELD TABLE DATE: 06/11/98

                                                      PREPAYMENT SPEED

                                                   **** TO MATURITY ***

           PRICING SPEED
SPEED: ARM (CPR)   27.0%       27.0%       27.0%       27.0%       27.0%       27.0%       27.0%       27.0%
       FIX (HEP)   24.0%       18.0%       20.0%       22.0%       26.0%       28.0%       30.0%       32.0%

     99-24         6.473       6.474       6.473       6.473       6.473       6.473       6.473       6.473
     99-24+        6.470       6.471       6.470       6.470       6.470       6.470       6.470       6.470
     99-25         6.467       6.468       6.468       6.467       6.467       6.467       6.467       6.467
     99-25+        6.464       6.465       6.465       6.464       6.464       6.464       6.464       6.464
     99-26         6.461       6.462       6.462       6.461       6.461       6.461       6.461       6.461
     99-26+        6.458       6.459       6.459       6.458       6.458       6.458       6.458       6.458
     99-27         6.455       6.457       6.456       6.455       6.455       6.455       6.455       6.455
     99-27+        6.452       6.454       6.453       6.452       6.452       6.452       6.452       6.452

     99-28         6.449       6.451       6.450       6.449       6.449       6.449       6.449       6.449
     99-28+        6.446       6.448       6.447       6.447       6.446       6.446       6.446       6.446
     99-29         6.443       6.445       6.444       6.444       6.443       6.443       6.443       6.443
     99-29+        6.440       6.442       6.441       6.441       6.440       6.440       6.440       6.440
     99-30         6.437       6.439       6.438       6.438       6.437       6.437       6.437       6.437
     99-30+        6.434       6.437       6.435       6.435       6.434       6.434       6.434       6.435
     99-31         6.431       6.434       6.433       6.432       6.431       6.431       6.431       6.432
     99-31+        6.428       6.431       6.430       6.429       6.428       6.428       6.428       6.429

    100-00         6.425       6.428       6.427       6.426       6.425       6.425       6.425       6.426
    100-00+        6.422       6.425       6.424       6.423       6.422       6.422       6.422       6.423
    100-01         6.419       6.422       6.421       6.420       6.419       6.419       6.419       6.420
    100-01+        6.416       6.419       6.418       6.417       6.416       6.416       6.416       6.417
    100-02         6.414       6.416       6.415       6.414       6.413       6.413       6.413       6.414
    100-02+        6.411       6.414       6.412       6.411       6.410       6.410       6.410       6.411
    100-03         6.408       6.411       6.409       6.408       6.407       6.407       6.407       6.408
    100-03+        6.405       6.408       6.406       6.405       6.404       6.404       6.404       6.405

    100-04         6.402       6.405       6.404       6.402       6.401       6.401       6.401       6.402
    100-04+        6.399       6.402       6.401       6.400       6.398       6.398       6.398       6.399
    100-05         6.396       6.399       6.398       6.397       6.395       6.395       6.395       6.396
    100-05+        6.393       6.396       6.395       6.394       6.392       6.392       6.392       6.393
    100-06         6.390       6.394       6.392       6.391       6.389       6.389       6.390       6.390
    100-06+        6.387       6.391       6.389       6.388       6.386       6.386       6.387       6.387
    100-07         6.384       6.388       6.386       6.385       6.383       6.383       6.384       6.384
    100-07+        6.381       6.385       6.383       6.382       6.380       6.380       6.381       6.382

First Payment      3.289       3.122       3.122       3.206       3.456       3.539       3.706       3.872
Average Life       6.743       7.049       6.910       6.811       6.704       6.693       6.718       6.785
Last Payment      17.372      22.289      20.539      18.872      16.039      14.539      13.956      13.039


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1998-2 Offered Certificates


 CURRENT BALANCE: $19,250,000.00                                                DATED DATE: 06/01/98
          COUPON:  6.875%                                amresco982             FIRST PAYMENT: 07/25/98
          FACTOR: 1.0000000000                                                  TOTAL CLASSES: 18
ORIGINAL BALANCE: $19,250,000.00                BOND M1F BE-YIELD TABLE         YIELD TABLE DATE: 06/11/98

                                                      PREPAYMENT SPEED

                                                    **** TO MATURITY ***

           PRICING SPEED
SPEED: ARM (CPR)   27.0%       27.0%       27.0%       27.0%       27.0%       27.0%       27.0%       27.0%
       FIX (HEP)   24.0%       18.0%       20.0%       22.0%       26.0%       28.0%       30.0%       32.0%

     99-24         6.929       6.937       6.935       6.932       6.927       6.924       6.923       6.921
     99-24+        6.926       6.935       6.932       6.929       6.923       6.921       6.919       6.917
     99-25         6.922       6.932       6.929       6.925       6.919       6.917       6.915       6.913
     99-25+        6.919       6.929       6.926       6.922       6.916       6.913       6.911       6.909
     99-26         6.915       6.926       6.923       6.919       6.912       6.909       6.907       6.905
     99-26+        6.912       6.924       6.920       6.916       6.909       6.906       6.903       6.901
     99-27         6.909       6.921       6.917       6.913       6.905       6.902       6.899       6.897
     99-27+        6.905       6.918       6.914       6.909       6.902       6.898       6.895       6.893

     99-28         6.902       6.915       6.911       6.906       6.898       6.895       6.892       6.889
     99-28+        6.898       6.913       6.908       6.903       6.894       6.891       6.888       6.885
     99-29         6.895       6.910       6.905       6.900       6.891       6.887       6.884       6.881
     99-29+        6.892       6.907       6.902       6.897       6.887       6.883       6.880       6.877
     99-30         6.888       6.904       6.899       6.893       6.884       6.880       6.876       6.873
     99-30+        6.885       6.901       6.896       6.890       6.880       6.876       6.872       6.869
     99-31         6.881       6.899       6.893       6.887       6.877       6.872       6.868       6.865
     99-31+        6.878       6.896       6.890       6.884       6.873       6.868       6.865       6.861

    100-00         6.875       6.893       6.887       6.881       6.869       6.865       6.861       6.857
    100-00+        6.871       6.890       6.884       6.877       6.866       6.861       6.857       6.853
    100-01         6.868       6.888       6.881       6.874       6.862       6.857       6.853       6.849
    100-01+        6.865       6.885       6.878       6.871       6.859       6.853       6.849       6.845
    100-02         6.861       6.882       6.875       6.868       6.855       6.850       6.845       6.841
    100-02+        6.858       6.879       6.872       6.865       6.852       6.846       6.841       6.838
    100-03         6.854       6.877       6.869       6.861       6.848       6.842       6.837       6.834
    100-03+        6.851       6.874       6.866       6.858       6.844       6.839       6.834       6.830

    100-04         6.848       6.871       6.863       6.855       6.841       6.835       6.830       6.826
    100-04+        6.844       6.868       6.860       6.852       6.837       6.831       6.826       6.822
    100-05         6.841       6.866       6.857       6.849       6.834       6.827       6.822       6.818
    100-05+        6.837       6.863       6.854       6.846       6.830       6.824       6.818       6.814
    100-06         6.834       6.860       6.851       6.842       6.827       6.820       6.814       6.810
    100-06+        6.831       6.857       6.848       6.839       6.823       6.816       6.810       6.806
    100-07         6.827       6.855       6.845       6.836       6.819       6.812       6.807       6.802
    100-07+        6.824       6.852       6.842       6.833       6.816       6.809       6.803       6.798

First Payment      3.206       3.539       3.122       3.122       3.289       3.372       3.372       3.456
Average Life       5.971       7.838       7.088       6.469       5.569       5.250       5.003       4.814
Last Payment      14.122      18.206      16.539      15.122      13.039      12.122      11.206      10.456


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1998-2 Offered Certificates


 CURRENT BALANCE: $15,750,000.00                                                DATED DATE: 06/01/98
          COUPON:  7.125%                                amresco982             FIRST PAYMENT: 07/25/98
          FACTOR: 1.0000000000                                                  TOTAL CLASSES: 18
ORIGINAL BALANCE: $15,750,000.00                BOND M2F BE-YIELD TABLE         YIELD TABLE DATE: 06/11/98

                                                      PREPAYMENT SPEED

                                                    **** TO MATURITY ***

           PRICING SPEED
SPEED: ARM (CPR)   27.0%       27.0%       27.0%       27.0%       27.0%       27.0%       27.0%       27.0%
       FIX (HEP)   24.0%       18.0%       20.0%       22.0%       26.0%       28.0%       30.0%       32.0%

     99-24         7.182       7.191       7.188       7.185       7.179       7.176       7.174       7.172
     99-24+        7.178       7.188       7.185       7.182       7.175       7.173       7.170       7.168
     99-25         7.175       7.186       7.182       7.178       7.172       7.169       7.166       7.164
     99-25+        7.172       7.183       7.179       7.175       7.168       7.165       7.162       7.159
     99-26         7.168       7.180       7.176       7.172       7.164       7.161       7.158       7.155
     99-26+        7.165       7.177       7.173       7.169       7.161       7.157       7.154       7.151
     99-27         7.161       7.174       7.170       7.165       7.157       7.153       7.150       7.147
     99-27+        7.158       7.172       7.167       7.162       7.153       7.150       7.146       7.143

     99-28         7.154       7.169       7.164       7.159       7.150       7.146       7.142       7.139
     99-28+        7.151       7.166       7.161       7.156       7.146       7.142       7.138       7.135
     99-29         7.147       7.163       7.158       7.152       7.143       7.138       7.134       7.130
     99-29+        7.144       7.160       7.155       7.149       7.139       7.134       7.130       7.126
     99-30         7.140       7.157       7.152       7.146       7.135       7.130       7.126       7.122
     99-30+        7.137       7.155       7.149       7.143       7.132       7.127       7.122       7.118
     99-31         7.134       7.152       7.146       7.139       7.128       7.123       7.118       7.114
     99-31+        7.130       7.149       7.143       7.136       7.124       7.119       7.114       7.110

    100-00         7.127       7.146       7.140       7.133       7.121       7.115       7.110       7.106
    100-00+        7.123       7.143       7.137       7.130       7.117       7.111       7.106       7.101
    100-01         7.120       7.141       7.134       7.127       7.113       7.107       7.102       7.097
    100-01+        7.116       7.138       7.131       7.123       7.110       7.104       7.098       7.093
    100-02         7.113       7.135       7.128       7.120       7.106       7.100       7.094       7.089
    100-02+        7.109       7.132       7.125       7.117       7.102       7.096       7.090       7.085
    100-03         7.106       7.129       7.122       7.114       7.099       7.092       7.086       7.081
    100-03+        7.102       7.127       7.119       7.110       7.095       7.088       7.082       7.077

    100-04         7.099       7.124       7.116       7.107       7.091       7.084       7.078       7.072
    100-04+        7.096       7.121       7.112       7.104       7.088       7.081       7.074       7.068
    100-05         7.092       7.118       7.109       7.101       7.084       7.077       7.070       7.064
    100-05+        7.089       7.115       7.106       7.097       7.081       7.073       7.066       7.060
    100-06         7.085       7.113       7.103       7.094       7.077       7.069       7.062       7.056
    100-06+        7.082       7.110       7.100       7.091       7.073       7.065       7.058       7.052
    100-07         7.078       7.107       7.097       7.088       7.070       7.061       7.054       7.048
    100-07+        7.075       7.104       7.094       7.084       7.066       7.058       7.050       7.043

First Payment      3.122       3.539       3.122       3.122       3.206       3.206       3.206       3.289
Average Life       5.879       7.736       7.004       6.386       5.464       5.124       4.849       4.625
Last Payment      12.789      16.456      14.872      13.872      11.789      10.956      10.122       9.456


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1998-2 Offered Certificates


 CURRENT BALANCE: $14,000,000.00                                                DATED DATE: 06/01/98
          COUPON:  7.620%                                amresco982             FIRST PAYMENT: 07/25/98
          FACTOR: 1.0000000000                                                  TOTAL CLASSES: 18
ORIGINAL BALANCE: $14,000,000.00                BOND B1F BE-YIELD TABLE         YIELD TABLE DATE: 06/11/98

                                                      PREPAYMENT SPEED

                                                   **** TO MATURITY ***

           PRICING SPEED
SPEED: ARM (CPR)   27.0%       27.0%       27.0%       27.0%       27.0%       27.0%       27.0%       27.0%
       FIX (HEP)   24.0%       18.0%       20.0%       22.0%       26.0%       28.0%       30.0%       32.0%

     99-24         7.682       7.694       7.690       7.686       7.679       7.675       7.672       7.669
     99-24+        7.679       7.691       7.687       7.683       7.675       7.671       7.668       7.665
     99-25         7.675       7.688       7.683       7.679       7.671       7.667       7.664       7.661
     99-25+        7.671       7.685       7.680       7.676       7.667       7.663       7.659       7.656
     99-26         7.668       7.682       7.677       7.672       7.663       7.659       7.655       7.652
     99-26+        7.664       7.679       7.674       7.669       7.659       7.655       7.651       7.647
     99-27         7.660       7.676       7.671       7.666       7.656       7.651       7.647       7.643
     99-27+        7.657       7.673       7.668       7.662       7.652       7.647       7.643       7.638

     99-28         7.653       7.670       7.664       7.659       7.648       7.643       7.638       7.634
     99-28+        7.650       7.667       7.661       7.655       7.644       7.639       7.634       7.630
     99-29         7.646       7.664       7.658       7.652       7.640       7.635       7.630       7.625
     99-29+        7.642       7.661       7.655       7.649       7.636       7.631       7.626       7.621
     99-30         7.639       7.658       7.652       7.645       7.633       7.627       7.621       7.616
     99-30+        7.635       7.655       7.649       7.642       7.629       7.623       7.617       7.612
     99-31         7.632       7.652       7.645       7.638       7.625       7.619       7.613       7.608
     99-31+        7.628       7.650       7.642       7.635       7.621       7.615       7.609       7.603

    100-00         7.624       7.647       7.639       7.632       7.617       7.611       7.604       7.599
    100-00+        7.621       7.644       7.636       7.628       7.613       7.607       7.600       7.594
    100-01         7.617       7.641       7.633       7.625       7.610       7.603       7.596       7.590
    100-01+        7.613       7.638       7.630       7.621       7.606       7.599       7.592       7.586
    100-02         7.610       7.635       7.627       7.618       7.602       7.595       7.588       7.581
    100-02+        7.606       7.632       7.623       7.615       7.598       7.590       7.583       7.577
    100-03         7.603       7.629       7.620       7.611       7.594       7.586       7.579       7.572
    100-03+        7.599       7.626       7.617       7.608       7.590       7.582       7.575       7.568

    100-04         7.595       7.623       7.614       7.604       7.587       7.578       7.571       7.564
    100-04+        7.592       7.620       7.611       7.601       7.583       7.574       7.566       7.559
    100-05         7.588       7.617       7.608       7.598       7.579       7.570       7.562       7.555
    100-05+        7.585       7.614       7.604       7.594       7.575       7.566       7.558       7.550
    100-06         7.581       7.612       7.601       7.591       7.571       7.562       7.554       7.546
    100-06+        7.577       7.609       7.598       7.588       7.567       7.558       7.550       7.542
    100-07         7.574       7.606       7.595       7.584       7.564       7.554       7.545       7.537
    100-07+        7.570       7.603       7.592       7.581       7.560       7.550       7.541       7.533

First Payment      3.122       3.539       3.122       3.122       3.122       3.122       3.122       3.122
Average Life       5.592       7.403       6.684       6.085       5.187       4.854       4.575       4.347
Last Payment      10.956      14.289      13.039      11.872      10.039       9.289       8.622       8.039


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1998-2 Offered Certificates


 CURRENT BALANCE: $150,000,000.00                                                   DATED DATE: 06/11/98
  CURRENT COUPON:  5.688%                                amresco982                 FIRST PAYMENT: 07/25/98
          FACTOR: 1.0000000000                                                      TOTAL CLASSES: 18
ORIGINAL BALANCE: $150,000,000.00           BOND A7 DISCOUNT MARGIN ACT/360 TABLE   YIELD TABLE DATE: 06/11/98

                                               ASSUMED CONSTANT LIBOR-1M 5.6484

                                                     **** TO 10% CALL ***

           PRICING SPEED
SPEED: ARM (CPR)   27.0%       13.0%       20.0%       33.0%       39.0%       45.0%       50.0%       55.0%
       FIX (HEP)   24.0%       24.0%       24.0%       24.0%       24.0%       24.0%       24.0%       24.0%

     99-24        32.436      18.549      25.472      38.428      44.467      50.572      55.825      61.382
     99-24+       30.656      17.638      24.128      36.273      41.934      47.656      52.581      57.789
     99-25        28.876      16.727      22.784      34.118      39.401      44.741      49.337      54.198
     99-25+       27.097      15.817      21.440      31.964      36.868      41.827      46.094      50.607
     99-26        25.318      14.907      20.097      29.810      34.337      38.913      42.851      47.017
     99-26+       23.539      13.997      18.754      27.656      31.806      36.000      39.610      43.427
     99-27        21.761      13.087      17.411      25.503      29.275      33.087      36.369      39.839
     99-27+       19.983      12.177      16.069      23.351      26.745      30.176      33.128      36.251

     99-28        18.205      11.268      14.726      21.199      24.215      27.265      29.889      32.665
     99-28+       16.428      10.359      13.385      19.047      21.686      24.354      26.650      29.079
     99-29        14.652       9.450      12.043      16.896      19.158      21.445      23.412      25.494
     99-29+       12.875       8.541      10.702      14.746      16.630      18.536      20.175      21.909
     99-30        11.099       7.632       9.361      12.595      14.103      15.627      16.939      18.326
     99-30+        9.324       6.724       8.020      10.446      11.577      12.719      13.703      14.743
     99-31         7.549       5.816       6.680       8.297       9.050       9.812      10.468      11.161
     99-31+        5.774       4.908       5.340       6.148       6.525       6.906       7.234       7.580

    100-00         4.000       4.000       4.000       4.000       4.000       4.000       4.000       4.000
    100-00+        2.226       3.092       2.661       1.852       1.476       1.095       0.767       0.421
    100-01         0.453       2.185       1.321      -0.295      -1.048      -1.810      -2.465      -3.158
    100-01+       -1.320       1.278      -0.017      -2.442      -3.571      -4.713      -5.696      -6.736
    100-02        -3.093       0.371      -1.356      -4.588      -6.094      -7.617      -8.927     -10.313
    100-02+       -4.865      -0.536      -2.694      -6.734      -8.616     -10.519     -12.157     -13.889
    100-03        -6.637      -1.442      -4.032      -8.879     -11.138     -13.421     -15.386     -17.464
    100-03+       -8.409      -2.348      -5.370     -11.024     -13.659     -16.322     -18.614     -21.039

    100-04       -10.180      -3.254      -6.707     -13.168     -16.179     -19.223     -21.842     -24.612
    100-04+      -11.950      -4.160      -8.044     -15.312     -18.699     -22.123     -25.069     -28.185
    100-05       -13.721      -5.066      -9.381     -17.455     -21.218     -25.022     -28.295     -31.757
    100-05+      -15.491      -5.971     -10.717     -19.598     -23.737     -27.921     -31.521     -35.328
    100-06       -17.260      -6.876     -12.053     -21.740     -26.255     -30.818     -34.745     -38.899
    100-06+      -19.029      -7.781     -13.389     -23.882     -28.773     -33.716     -37.970     -42.468
    100-07       -20.798      -8.686     -14.724     -26.024     -31.290     -36.612     -41.193     -46.037
    100-07+      -22.566      -9.591     -16.060     -28.165     -33.806     -39.508     -44.415     -49.605

First Payment      0.122       0.122       0.122       0.122       0.122       0.122       0.122       0.122
Average Life       0.900       1.827       1.207       0.739       0.626       0.542       0.486       0.438
Last Payment       1.872       4.039       2.622       1.539       1.289       1.039       0.956       0.872


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1998-2 Offered Certificates


 CURRENT BALANCE: $376,500,000.00                                                   DATED DATE: 06/11/98
  CURRENT COUPON:  5.818%                                 amresco982                FIRST PAYMENT: 07/25/98
          FACTOR: 1.0000000000                                                      TOTAL CLASSES: 18
ORIGINAL BALANCE: $376,500,000.00           BOND A8 DISCOUNT MARGIN ACT/360 TABLE   YIELD TABLE DATE: 06/11/98

                                                ASSUMED CONSTANT LIBOR-1M 5.6484

                                                        **** TO 10% CALL ***

           PRICING SPEED
SPEED: ARM (CPR)   27.0%       13.0%       20.0%       33.0%       39.0%       45.0%       50.0%       55.0%
       FIX (HEP)   24.0%       24.0%       24.0%       24.0%       24.0%       24.0%       24.0%       24.0%

     99-24        26.883      22.229      24.360      29.911      34.242      37.618      40.350      43.229
     99-24+       26.264      21.902      23.899      29.103      33.162      36.327      38.888      41.587
     99-25        25.645      21.574      23.438      28.295      32.083      35.037      37.427      39.945
     99-25+       25.026      21.247      22.977      27.486      31.004      33.747      35.966      38.304
     99-26        24.408      20.920      22.517      26.679      29.926      32.457      34.505      36.663
     99-26+       23.790      20.593      22.056      25.871      28.847      31.167      33.044      35.023
     99-27        23.172      20.266      21.596      25.063      27.769      29.878      31.584      33.382
     99-27+       22.554      19.939      21.136      24.256      26.691      28.589      30.124      31.743

     99-28        21.936      19.612      20.676      23.449      25.613      27.300      28.665      30.103
     99-28+       21.318      19.285      20.216      22.642      24.536      26.011      27.205      28.464
     99-29        20.701      18.958      19.756      21.835      23.458      24.723      25.747      26.825
     99-29+       20.084      18.632      19.297      21.029      22.381      23.435      24.288      25.187
     99-30        19.467      18.305      18.837      20.223      21.305      22.148      22.830      23.549
     99-30+       18.850      17.979      18.378      19.417      20.228      20.860      21.372      21.911
     99-31        18.233      17.652      17.918      18.611      19.152      19.573      19.914      20.274
     99-31+       17.616      17.326      17.459      17.805      18.076      18.286      18.457      18.637

    100-00        17.000      17.000      17.000      17.000      17.000      17.000      17.000      17.000
    100-00+       16.384      16.674      16.541      16.195      15.924      15.714      15.543      15.364
    100-01        15.768      16.348      16.082      15.390      14.849      14.428      14.087      13.728
    100-01+       15.152      16.022      15.624      14.585      13.774      13.142      12.631      12.092
    100-02        14.536      15.696      15.165      13.781      12.699      11.857      11.175      10.457
    100-02+       13.920      15.371      14.707      12.976      11.625      10.572       9.720       8.822
    100-03        13.305      15.045      14.248      12.172      10.550       9.287       8.265       7.188
    100-03+       12.690      14.719      13.790      11.368       9.476       8.003       6.810       5.554

    100-04        12.074      14.394      13.332      10.564       8.403       6.718       5.356       3.920
    100-04+       11.459      14.068      12.874       9.761       7.329       5.434       3.902       2.287
    100-05        10.845      13.743      12.416       8.958       6.256       4.151       2.448       0.654
    100-05+       10.230      13.418      11.958       8.155       5.183       2.867       0.995      -0.979
    100-06         9.615      13.093      11.501       7.352       4.110       1.584      -0.459      -2.611
    100-06+        9.001      12.768      11.043       6.549       3.037       0.301      -1.911      -4.243
    100-07         8.387      12.443      10.586       5.746       1.965      -0.981      -3.364      -5.875
    100-07+        7.773      12.118      10.129       4.944       0.893      -2.263      -4.816      -7.506

First Payment      0.122       0.122       0.122       0.122       0.122       0.122       0.122       0.122
Average Life       2.847       6.149       4.011       2.108       1.524       1.259       1.105       0.979
Last Payment       7.122      14.872       9.789       5.622       4.622       2.622       2.289       2.039


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1998-2 Offered Certificates


 CURRENT BALANCE: $52,000,000.00                                                    DATED DATE: 06/11/98
  CURRENT COUPON:  5.978%                                amresco982                 FIRST PAYMENT: 07/25/98
          FACTOR: 1.0000000000                                                      TOTAL CLASSES: 18
ORIGINAL BALANCE: $52,000,000.00           BOND M1A DISCOUNT MARGIN ACT/360 TABLE   YIELD TABLE DATE: 06/11/98

                                               ASSUMED CONSTANT LIBOR-1M 5.6484

                                                    **** TO 10% CALL ***

           PRICING SPEED
SPEED: ARM (CPR)   27.0%       13.0%       20.0%       33.0%       39.0%       45.0%       50.0%       55.0%
       FIX (HEP)   24.0%       24.0%       24.0%       24.0%       24.0%       24.0%       24.0%       24.0%

     99-24        38.810      36.387      37.687      39.148      39.176      41.368      43.206      44.558
     99-24+       38.447      36.175      37.394      38.763      38.789      40.844      42.567      43.834
     99-25        38.083      35.963      37.101      38.378      38.403      40.320      41.929      43.111
     99-25+       37.720      35.751      36.807      37.994      38.016      39.797      41.290      42.388
     99-26        37.356      35.539      36.514      37.609      37.630      39.274      40.652      41.665
     99-26+       36.993      35.327      36.221      37.225      37.244      38.750      40.014      40.943
     99-27        36.629      35.116      35.928      36.840      36.858      38.227      39.375      40.220
     99-27+       36.266      34.904      35.635      36.456      36.472      37.704      38.737      39.497

     99-28        35.903      34.692      35.342      36.072      36.086      37.181      38.099      38.775
     99-28+       35.540      34.480      35.049      35.687      35.700      36.658      37.462      38.053
     99-29        35.177      34.269      34.756      35.303      35.314      36.135      36.824      37.330
     99-29+       34.814      34.057      34.463      34.919      34.928      35.612      36.186      36.608
     99-30        34.451      33.846      34.170      34.535      34.542      35.090      35.549      35.886
     99-30+       34.088      33.634      33.878      34.151      34.157      34.567      34.911      35.165
     99-31        33.725      33.423      33.585      33.767      33.771      34.045      34.274      34.443
     99-31+       33.363      33.211      33.293      33.384      33.385      33.522      33.637      33.721

    100-00        33.000      33.000      33.000      33.000      33.000      33.000      33.000      33.000
    100-00+       32.637      32.789      32.708      32.616      32.615      32.478      32.363      32.279
    100-01        32.275      32.577      32.415      32.233      32.229      31.956      31.726      31.557
    100-01+       31.912      32.366      32.123      31.849      31.844      31.434      31.089      30.836
    100-02        31.550      32.155      31.830      31.466      31.459      30.912      30.453      30.115
    100-02+       31.188      31.944      31.538      31.082      31.074      30.390      29.816      29.395
    100-03        30.826      31.733      31.246      30.699      30.689      29.868      29.180      28.674
    100-03+       30.463      31.522      30.954      30.316      30.304      29.346      28.544      27.953

    100-04        30.101      31.311      30.662      29.933      29.919      28.825      27.907      27.233
    100-04+       29.739      31.100      30.370      29.550      29.534      28.303      27.271      26.513
    100-05        29.377      30.889      30.078      29.167      29.149      27.782      26.635      25.792
    100-05+       29.015      30.678      29.786      28.784      28.764      27.261      26.000      25.072
    100-06        28.654      30.467      29.494      28.401      28.380      26.740      25.364      24.352
    100-06+       28.292      30.256      29.202      28.018      27.995      26.218      24.728      23.633
    100-07        27.930      30.046      28.911      27.635      27.610      25.697      24.093      22.913
    100-07+       27.569      29.835      28.619      27.252      27.226      25.176      23.457      22.193

First Payment      3.456       4.872       3.122       3.789       4.289       2.622       2.289       2.039
Average Life       4.984      10.007       6.522       4.624       4.586       3.265       2.621       2.292
Last Payment       7.122      14.872       9.789       5.622       4.622       3.872       2.956       2.622


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1998-2 Offered Certificates

FINANCIAL STRATEGIES GROUP
--------------------------


 CURRENT BALANCE: $39,000,000.00                                                    DATED DATE: 06/11/98
  CURRENT COUPON:  6.198%                                  amresco982               FIRST PAYMENT: 07/25/98
          FACTOR: 1.0000000000                                                      TOTAL CLASSES: 18
ORIGINAL BALANCE: $39,000,000.00           BOND M2A DISCOUNT MARGIN ACT/360 TABLE   YIELD TABLE DATE: 06/11/98

                                               ASSUMED CONSTANT LIBOR-1M 5.6484

                                                       **** TO 10% CALL ***

           PRICING SPEED
SPEED: ARM (CPR)   27.0%       13.0%       20.0%       33.0%       39.0%       45.0%       50.0%       55.0%
       FIX (HEP)   24.0%       24.0%       24.0%       24.0%       24.0%       24.0%       24.0%       24.0%

     99-24        60.950      58.424      59.723      61.662      61.908      62.203      63.413      64.955
     99-24+       60.578      58.209      59.427      61.245      61.475      61.752      62.886      64.332
     99-25        60.206      57.995      59.131      60.829      61.043      61.301      62.360      63.709
     99-25+       59.833      57.781      58.836      60.412      60.611      60.851      61.834      63.086
     99-26        59.461      57.567      58.540      59.995      60.179      60.400      61.307      62.464
     99-26+       59.089      57.352      58.245      59.578      59.747      59.950      60.781      61.841
     99-27        58.717      57.138      57.950      59.162      59.315      59.499      60.255      61.219
     99-27+       58.345      56.924      57.655      58.745      58.883      59.049      59.729      60.596

     99-28        57.973      56.710      57.359      58.329      58.451      58.599      59.204      59.974
     99-28+       57.601      56.496      57.064      57.912      58.020      58.149      58.678      59.352
     99-29        57.229      56.283      56.769      57.496      57.588      57.699      58.152      58.730
     99-29+       56.858      56.069      56.474      57.080      57.157      57.249      57.627      58.108
     99-30        56.486      55.855      56.179      56.664      56.725      56.799      57.101      57.486
     99-30+       56.114      55.641      55.884      56.248      56.294      56.349      56.576      56.865
     99-31        55.743      55.427      55.589      55.832      55.862      55.899      56.050      56.243
     99-31+       55.371      55.214      55.295      55.416      55.431      55.450      55.525      55.621

    100-00        55.000      55.000      55.000      55.000      55.000      55.000      55.000      55.000
    100-00+       54.629      54.786      54.705      54.584      54.569      54.550      54.475      54.379
    100-01        54.257      54.573      54.411      54.169      54.138      54.101      53.950      53.758
    100-01+       53.886      54.359      54.116      53.753      53.707      53.652      53.425      53.136
    100-02        53.515      54.146      53.822      53.337      53.276      53.202      52.900      52.515
    100-02+       53.144      53.932      53.527      52.922      52.845      52.753      52.376      51.895
    100-03        52.773      53.719      53.233      52.507      52.415      52.304      51.851      51.274
    100-03+       52.402      53.506      52.939      52.091      51.984      51.855      51.327      50.653

    100-04        52.032      53.292      52.644      51.676      51.553      51.406      50.802      50.033
    100-04+       51.661      53.079      52.350      51.261      51.123      50.957      50.278      49.412
    100-05        51.290      52.866      52.056      50.846      50.692      50.508      49.754      48.792
    100-05+       50.920      52.653      51.762      50.431      50.262      50.060      49.230      48.172
    100-06        50.549      52.440      51.468      50.016      49.832      49.611      48.705      47.551
    100-06+       50.179      52.227      51.174      49.601      49.402      49.162      48.182      46.931
    100-07        49.808      52.014      50.880      49.186      48.971      48.714      47.658      46.312
    100-07+       49.438      51.801      50.586      48.771      48.541      48.265      47.134      45.692

First Payment      3.206       4.872       3.122       3.372       3.539       3.789       2.956       2.622
Average Life       4.889      10.007       6.522       4.249       4.060       3.869       3.249       2.697
Last Payment       7.122      14.872       9.789       5.622       4.622       3.872       3.289       2.706


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1998-2 Offered Certificates

FINANCIAL STRATEGIES GROUP
--------------------------


 CURRENT BALANCE: $32,500,000.00                                                    DATED DATE: 06/11/98
  CURRENT COUPON:  6.798%                                amresco982                 FIRST PAYMENT: 07/25/98
          FACTOR: 1.0000000000                                                      TOTAL CLASSES: 18
ORIGINAL BALANCE: $32,500,000.00           BOND B1A DISCOUNT MARGIN ACT/360 TABLE   YIELD TABLE DATE: 06/11/98

                                                ASSUMED CONSTANT LIBOR-1M 5.6484

                                                     **** TO 10% CALL ***

           PRICING SPEED
SPEED: ARM (CPR)   27.0%       13.0%       20.0%       33.0%       39.0%       45.0%       50.0%       55.0%
       FIX (HEP)   24.0%       24.0%       24.0%       24.0%       24.0%       24.0%       24.0%       24.0%

     99-24       121.096     118.524     119.819     121.962     122.531     122.782     123.403     125.007
     99-24+      120.714     118.304     119.517     121.526     122.060     122.295     122.877     124.381
     99-25       120.333     118.083     119.216     121.091     121.589     121.808     122.351     123.755
     99-25+      119.951     117.863     118.914     120.655     121.117     121.321     121.826     123.129
     99-26       119.570     117.642     118.613     120.220     120.646     120.834     121.300     122.503
     99-26+      119.189     117.422     118.311     119.784     120.175     120.348     120.774     121.877
     99-27       118.808     117.201     118.010     119.349     119.704     119.861     120.249     121.251
     99-27+      118.427     116.981     117.709     118.914     119.234     119.375     119.724     120.626

     99-28       118.046     116.761     117.407     118.479     118.763     118.888     119.199     120.000
     99-28+      117.665     116.540     117.106     118.043     118.292     118.402     118.673     119.375
     99-29       117.284     116.320     116.805     117.608     117.822     117.916     118.148     118.750
     99-29+      116.903     116.100     116.504     117.173     117.351     117.430     117.623     118.124
     99-30       116.522     115.880     116.203     116.739     116.881     116.943     117.099     117.499
     99-30+      116.142     115.660     115.902     116.304     116.410     116.457     116.574     116.874
     99-31       115.761     115.440     115.602     115.869     115.940     115.972     116.049     116.249
     99-31+      115.380     115.220     115.301     115.435     115.470     115.486     115.524     115.625

    100-00       115.000     115.000     115.000     115.000     115.000     115.000     115.000     115.000
    100-00+      114.620     114.780     114.699     114.566     114.530     114.514     114.476     114.375
    100-01       114.239     114.560     114.399     114.131     114.060     114.029     113.951     113.751
    100-01+      113.859     114.341     114.098     113.697     113.590     113.543     113.427     113.127
    100-02       113.479     114.121     113.798     113.263     113.121     113.058     112.903     112.502
    100-02+      113.099     113.901     113.497     112.828     112.651     112.573     112.379     111.878
    100-03       112.719     113.681     113.197     112.394     112.181     112.087     111.855     111.254
    100-03+      112.339     113.462     112.897     111.960     111.712     111.602     111.331     110.630

    100-04       111.959     113.242     112.596     111.527     111.242     111.117     110.807     110.007
    100-04+      111.579     113.023     112.296     111.093     110.773     110.632     110.284     109.383
    100-05       111.200     112.803     111.996     110.659     110.304     110.147     109.760     108.759
    100-05+      110.820     112.584     111.696     110.225     109.835     109.662     109.236     108.136
    100-06       110.441     112.365     111.396     109.792     109.366     109.178     108.713     107.512
    100-06+      110.061     112.145     111.096     109.358     108.897     108.693     108.190     106.889
    100-07       109.682     111.926     110.796     108.925     108.428     108.209     107.666     106.266
    100-07+      109.302     111.707     110.496     108.491     107.959     107.724     107.143     105.643

First Payment      3.122       4.872       3.122       3.206       3.206       3.289       3.289       2.706
Average Life       4.844      10.007       6.522       4.108       3.733       3.589       3.289       2.706
Last Payment       7.122      14.872       9.789       5.622       4.622       3.872       3.289       2.706


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1998-2 Offered Certificates

--------------------------------------------------------------------------------
     -  AMRESCO
     -  Cut Off Date of Tape is  4/30/98
     -  *Fixed Rate Collateral Group (06/01/97 Scheduled Balance)
     -  $286,694,300.72
     -  Mortgage Summary Report
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   3,458

Lien Status:                          First and Second Lien Loans

Aggregate Unpaid Principal Balance:               $286,694,300.72
Aggregate Original Principal Balance:             $288,081,757.00

Weighted Average Gross Coupon:                             9.913%
Gross Coupon Range:                             5.900% -  18.375%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $82,907.55
Average Original Principal Balance:                    $83,308.78

Maximum Unpaid Principal Balance:                     $523,514.12
Minimum Unpaid Principal Balance:                       $9,846.07

Maximum Original Principal Balance:                   $525,000.00
Minimum Original Principal Balance:                    $10,000.00

Weighted Avg. Stated Rem. Term (LPD to Mat Date):         318.531
Stated Rem Term Range:                         115.000 -  359.000

Weighted Average Age (Original Term - Rem Term):            5.004
Age Range:                                       1.000 -   31.000

Weighted Average Original Term:                           323.535
Original Term Range:                           120.000 -  360.000

Weighted Average Original LTV:                             72.424
Original LTV Range:                             5.410% -  90.000%

Weighted Average Combined LTV:                             73.493
Combined LTV Range:                             8.400% -  90.000%

--------------------------------------------------------------------------------
*Includes 5/25 arms along with fixed rate loans.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1998-2 Offered Certificates

                       GROSS MORTGAGE INTEREST RATE RANGE

                                                                   Percentage of
                                                 Aggregate         Cut-Off Date
         Gross Mortgage            Number of      Unpaid             Aggregate
         Interest Rate             Mortgage      Principal           Principal
             Range                   Loans        Balance             Balance

 5.50% < Gross Coupon <=  6.00%          1          372,392.63          0.13
 6.00% < Gross Coupon <=  6.50%          9        2,075,770.32          0.72
 6.50% < Gross Coupon <=  7.00%         13        2,131,253.93          0.74
 7.00% < Gross Coupon <=  7.50%         29        5,142,983.33          1.79
 7.50% < Gross Coupon <=  7.75%         80        8,993,380.11          3.14
 7.75% < Gross Coupon <=  8.00%         75        7,934,528.35          2.77
 8.00% < Gross Coupon <=  8.25%        125       12,291,187.76          4.29
 8.25% < Gross Coupon <=  8.50%        163       17,286,685.43          6.03
 8.50% < Gross Coupon <=  8.75%        138       14,320,676.08          5.00
 8.75% < Gross Coupon <=  9.00%        280       27,467,109.10          9.58
 9.00% < Gross Coupon <=  9.25%        120       12,423,799.45          4.33
 9.25% < Gross Coupon <=  9.50%        235       22,261,704.25          7.76
 9.50% < Gross Coupon <=  9.75%        178       15,456,748.05          5.39
 9.75% < Gross Coupon <= 10.00%        304       28,432,693.38          9.92
10.00% < Gross Coupon <= 10.25%        129       10,911,071.84          3.81
10.25% < Gross Coupon <= 10.50%        203       15,749,417.81          5.49
10.50% < Gross Coupon <= 10.75%        154       11,818,947.28          4.12
10.75% < Gross Coupon <= 11.00%        225       15,740,410.64          5.49
11.00% < Gross Coupon <= 11.25%         92        6,170,360.05          2.15
11.25% < Gross Coupon <= 11.50%        117        7,406,730.30          2.58
11.50% < Gross Coupon <= 11.75%        114        7,478,022.39          2.61
11.75% < Gross Coupon <= 12.00%        135        7,968,203.25          2.78
12.00% < Gross Coupon <= 12.25%         64        3,418,558.98          1.19
12.25% < Gross Coupon <= 12.50%         70        4,055,952.11          1.41
12.50% < Gross Coupon <= 12.75%         91        4,266,651.04          1.49
12.75% < Gross Coupon <= 13.00%        122        6,075,591.79          2.12
13.00% < Gross Coupon <= 13.25%         20        1,007,081.28          0.35
13.25% < Gross Coupon <= 13.50%         44        1,929,188.11          0.67
13.50% < Gross Coupon <= 13.75%         19        1,205,215.69          0.42
13.75% < Gross Coupon <= 14.00%         34        1,663,978.19          0.58
14.00% < Gross Coupon <= 14.25%         14          812,260.81          0.28
14.25% < Gross Coupon <= 14.50%         18          683,448.19          0.24
14.50% < Gross Coupon <= 14.75%         12          392,874.69          0.14
14.75% < Gross Coupon <= 15.00%         18          731,950.92          0.26
15.00% < Gross Coupon <= 15.25%          4          151,663.08          0.05
15.25% < Gross Coupon <= 15.50%          2           39,092.15          0.01
15.75% < Gross Coupon <= 16.00%          2           94,202.97          0.03
16.00% < Gross Coupon <= 16.25%          1           13,663.58          0.00
16.25% < Gross Coupon <= 16.50%          1           19,105.46          0.01
16.50% < Gross Coupon <= 16.75%          1           25,472.53          0.01
17.25% < Gross Coupon <= 17.50%          1          237,834.01          0.08
18.00% < Gross Coupon <= 18.50%          1           36,439.41          0.01
--------------------------------------------------------------------------------
Total..........                       3458     $286,694,300.72        100.00%
================================================================================

                                  ORIGINAL TERM

                                                       Percentage of
                                        Aggregate      Cut-Off Date
                         Number of       Unpaid         Aggregate
                         Mortgage       Principal       Principal
      Original Term        Loans         Balance         Balance

108 < Orig. Term <= 120       12         274,400.58        0.10%
168 < Orig. Term <= 180      810      51,075,278.53       17.82%
228 < Orig. Term <= 240      162       9,957,023.12        3.47%
348 < Orig. Term <= 360    2,474     225,387,598.49       78.62%
----------------------------------------------------------------
Total............          3,458    $286,694,300.72      100.00%
================================================================

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1998-2 Offered Certificates

                       REMAINING MONTHS TO STATED MATURITY

                                                          Percentage of
                                          Aggregate       Cut-Off Date
                         Number of         Unpaid          Aggregate
                         Mortgage         Principal        Principal
      Remaining Term       Loans           Balance          Balance

108 < Rem Term <= 120         12           274,400.58         0.10%
156 < Rem Term <= 168          4           184,314.17         0.06%
168 < Rem Term <= 180        806        50,890,964.36        17.75%
228 < Rem Term <= 240        162         9,957,023.12         3.47%
324 < Rem Term <= 336          6           614,843.70         0.21%
336 < Rem Term <= 348          7         1,289,490.54         0.45%
348 < Rem Term <= 360      2,461       223,483,264.25        77.95%
-------------------------------------------------------------------
Total............          3,458      $286,694,300.72       100.00%
===================================================================

                                   AGE OF LOAN

                                                         PercentAge of
                                         Aggregate        Cut-Off Date
                         Number of        Unpaid            Aggregate
                         MortgAge        Principal          Principal
           Age             Loans          Balance            Balance

  0 < Age <=  12           3,444       284,940,543.63        99.39%
 12 < Age <=  24               8         1,138,913.39         0.40%
 24 < Age <=  36               6           614,843.70         0.21%
------------------------------------------------------------------
Total............          3,458      $286,694,300.72       100.00%
===================================================================

                       ORIGINAL COMBINED LOAN-TO-VALUE RATIOS

                                                                Percentage of
                                                 Aggregate      Cut-Off Date
                                    Number of     Unpaid          Aggregate
                                    Mortgage     Principal        Principal
        Original CLTV Ratio           Loans       Balance          Balance

  5.000 < CLTV <=  10.000                 1          35,580.03       0.01
 10.000 < CLTV <=  15.000                 4         116,744.32       0.04
 15.000 < CLTV <=  20.000                13         665,116.58       0.23
 20.000 < CLTV <=  25.000                 6         260,016.19       0.09
 25.000 < CLTV <=  30.000                35       1,917,755.41       0.67
 30.000 < CLTV <=  35.000                50       2,570,011.01       0.90
 35.000 < CLTV <=  40.000                69       3,715,869.18       1.30
 40.000 < CLTV <=  45.000                70       4,324,341.12       1.51
 45.000 < CLTV <=  50.000               118       8,477,620.37       2.96
 50.000 < CLTV <=  55.000               113       7,715,690.37       2.69
 55.000 < CLTV <=  60.000               193      13,192,811.54       4.60
 60.000 < CLTV <=  65.000               298      19,510,931.85       6.81
 65.000 < CLTV <=  70.000               375      30,911,171.74      10.78
 70.000 < CLTV <=  75.000               535      44,028,992.92      15.36
 75.000 < CLTV <=  80.000               794      72,618,159.91      25.33
 80.000 < CLTV <=  85.000               488      46,884,663.07      16.35
 85.000 < CLTV <=  90.000               296      29,748,825.11      10.38
--------------------------------------------------------------------------
Total....................             3,458    $286,694,300.72     100.00%
==========================================================================

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1998-2 Offered Certificates

                          CURRENT MORTGAGE LOAN AMOUNTS

                                                               Percentage of
                                                  Aggregate    Cut-Off Date
             Current               Number of       Unpaid        Aggregate
          Mortgage Loan            Mortgage       Principal      Principal
        Principal Balance            Loans         Balance        Balance

     5,000 < Balance <=    10,000       1            9,846.07       0.00
    10,000 < Balance <=    15,000      22          308,931.96       0.11
    15,000 < Balance <=    20,000      76        1,433,259.44       0.50
    20,000 < Balance <=    25,000     122        2,801,362.62       0.98
    25,000 < Balance <=    30,000     180        5,034,633.65       1.76
    30,000 < Balance <=    35,000     190        6,213,410.97       2.17
    35,000 < Balance <=    40,000     191        7,209,522.16       2.51
    40,000 < Balance <=    45,000     193        8,288,596.00       2.89
    45,000 < Balance <=    50,000     205        9,767,812.31       3.41
    50,000 < Balance <=    55,000     198       10,429,565.80       3.64
    55,000 < Balance <=    60,000     180       10,400,875.34       3.63
    60,000 < Balance <=    65,000     156        9,806,471.09       3.42
    65,000 < Balance <=    70,000     151       10,233,613.67       3.57
    70,000 < Balance <=    75,000     152       11,011,202.01       3.84
    75,000 < Balance <=    80,000     132       10,235,133.06       3.57
    80,000 < Balance <=    85,000     120        9,932,913.54       3.46
    85,000 < Balance <=    90,000     110        9,642,299.80       3.36
    90,000 < Balance <=    95,000      81        7,522,342.36       2.62
    95,000 < Balance <=   100,000      92        8,987,013.58       3.13
   100,000 < Balance <=   105,000      88        9,050,285.22       3.16
   105,000 < Balance <=   110,000      64        6,852,377.77       2.39
   110,000 < Balance <=   115,000      67        7,516,803.81       2.62
   115,000 < Balance <=   120,000      64        7,544,585.50       2.63
   120,000 < Balance <=   125,000      44        5,395,710.54       1.88
   125,000 < Balance <=   130,000      55        7,013,607.98       2.45
   130,000 < Balance <=   135,000      33        4,366,129.95       1.52
   135,000 < Balance <=   140,000      55        7,576,106.38       2.64
   140,000 < Balance <=   145,000      30        4,288,033.52       1.50
   145,000 < Balance <=   150,000      48        7,088,557.22       2.47
   150,000 < Balance <=   200,000     189       32,544,697.97      11.35
   200,000 < Balance <=   250,000      74       16,360,722.51       5.71
   250,000 < Balance <=   300,000      36        9,949,318.29       3.47
   300,000 < Balance <=   350,000      29        9,449,660.68       3.30
   350,000 < Balance <=   400,000      16        5,987,238.90       2.09
   400,000 < Balance <=   450,000       7        2,974,218.05       1.04
   450,000 < Balance <=   500,000       4        1,904,734.26       0.66
   500,000 < Balance <=   550,000       3        1,562,706.74       0.55
-------------------------------------------------------------------------
Total....................            3458     $286,694,300.72     100.00%
=========================================================================

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1998-2 Offered Certificates

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                          Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
     State             Loans               Balance            Balance

Alaska                     8               1,215,707.05         0.42
Alabama                   20               1,293,834.59         0.45
Arkansas                  39               1,773,858.80         0.62
Arizona                   75               4,934,694.76         1.72
California               686              78,297,679.46        27.31
Colorado                  81               7,223,035.64         2.52
Connecticut               26               3,114,161.63         1.09
Dist of Col               17               1,438,848.40         0.50
Delaware                   5                 452,948.24         0.16
Florida                  281              19,062,544.04         6.65
Georgia                  144              10,334,166.29         3.60
Hawaii                    89              16,136,531.10         5.63
Iowa                      18               1,010,359.36         0.35
Idaho                     34               3,014,107.24         1.05
Illinois                  94               6,098,632.10         2.13
Indiana                   39               2,106,527.33         0.73
Kansas                    11                 739,392.11         0.26
Kentucky                   7                 361,417.43         0.13
Louisiana                 71               3,783,899.16         1.32
Massachsetts              26               2,735,306.42         0.95
Maryland                 114               7,946,218.12         2.77
Maine                      5                 269,910.37         0.09
Michigan                 104               6,007,956.76         2.10
Minnesota                 56               3,821,571.97         1.33
Missouri                  78               3,856,418.49         1.35
Mississippi               62               3,212,590.46         1.12
Montana                    8                 480,401.95         0.17
North Carolina            46               2,530,911.85         0.88
North Dakota               4                 166,008.19         0.06
Nebraska                   7                 435,305.96         0.15
New Hampshire              4                 310,120.39         0.11
New Jersey                65               5,905,369.78         2.06
New Mexico                37               2,823,407.43         0.98
Nevada                    32               3,236,153.73         1.13
New York                 132              13,675,889.03         4.77
Ohio                     146               8,622,840.42         3.01
Oklahoma                  53               2,681,199.01         0.94
Oregon                    67               6,692,870.82         2.33
Pennsylvania             156              10,336,655.75         3.61
Rhode Island              17               1,503,538.98         0.52
South Carolina            30               1,426,291.27         0.50
South Dakota               3                 146,145.43         0.05
Tennessee                 53               3,663,956.15         1.28
Texas                    207              14,380,118.06         5.02
Utah                      65               5,861,514.38         2.04
Virginia                  33               2,998,853.34         1.05
Vermont                    2                 144,024.08         0.05
Washington                71               6,730,462.60         2.35
Wisconsin                 18                 817,029.59         0.28
West Virgina               8                 481,955.50         0.17
Wyoming                    4                 400,959.71         0.14
--------------------------------------------------------------------------
Total...............    3458            $286,694,300.72       100.00%
==========================================================================

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1998-2 Offered Certificates

                              MORTGAGED PROPERTIES

                                                             Percentage of
                                             Aggregate        Cut-Off Date
                             Number of        Unpaid            Aggregate
                             Mortgage        Principal          Principal
                               Loans          Balance            Balance

Single-family                   3018        249,143,745.94        86.90
Manufactured Housing              32          1,702,129.40         0.59
PUD                               58          5,991,869.74         2.09
Townhouses                         7            444,682.97         0.16
Condominiums                     108          8,036,212.71         2.80
2-4 Family                       235         21,375,659.96         7.46
-----------------------------------------------------------------------------
Total...............            3458       $286,694,300.72       100.00%
=============================================================================

                           LOAN SUMMARY STRATIFIED BY
                                 OWNER OCCUPANCY

                                                               Percentage of
                                             Aggregate         Cut-Off Date
                             Number of        Unpaid             Aggregate
                             Mortgage        Principal           Principal
                               Loans          Balance             Balance

Owner Occ.                      3068       260,043,853.74          90.70
Non Owner Occ.                   390        26,650,446.98           9.30
------------------------------------------------------------------------------
Total..................         3458      $286,694,300.72         100.00%
==============================================================================

                                  LIEN SUMMARY

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

1                       3320             281,203,854.92        98.08
2                        138               5,490,445.80         1.92
--------------------------------------------------------------------------
Total...............    3458            $286,694,300.72       100.00%
==========================================================================

                     LOAN SUMMARY STRATIFIED BY AMORTIZATION

                                           Percentage of
                                             Aggregate        Cut-Off Date
                             Number of        Unpaid            Aggregate
                             Mortgage        Principal          Principal
    AMORTIZATION               Loans          Balance            Balance

Fully Amortizing                3263      269,990,152.39          94.17
Partially Amortizing             195       16,704,148.33           5.83
-----------------------------------------------------------------------------
Total..................         3458     $286,694,300.72         100.00%
=============================================================================

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1998-2 Offered Certificates

                           LOAN SUMMARY STRATIFIED BY
                                    PAG CODE

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                     Number of               Unpaid          Aggregate
                     Mortgage               Principal        Principal
                       Loans                 Balance          Balance

 1                       672              63,092,499.23        22.01
 2                      1660             148,984,957.08        51.97
 3                       615              46,541,352.20        16.23
 4                       198              11,007,481.01         3.84
 5                       313              17,068,011.20         5.95
--------------------------------------------------------------------------
Total...............    3458            $286,694,300.72       100.00%
==========================================================================

                           LOAN SUMMARY STRATIFIED BY
                                    LOAN TYPE
                                                              Percentage of
                                               Aggregate      Cut-Off Date
                             Number of          Unpaid          Aggregate
                             Mortgage          Principal        Principal
                               Loans            Balance          Balance

10 yr fxd                         12            274,400.58         0.10
15 yr fxd                        615         34,371,130.20        11.99
20 yr fxd                        162          9,957,023.12         3.47
30 due 15 fxd                    195         16,704,148.33         5.83
30 yr fxd                       2471        225,234,402.29        78.56
5/25 arm                           3            153,196.20         0.05
------------------------------------------------------------------------
Total...............            3458       $286,694,300.72       100.00%
========================================================================

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1998-2 Offered Certificates

                           LOAN SUMMARY STRATIFIED BY
                                   ORIGINATOR

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
   ORIGINATOR          Loans               Balance            Balance

ALPHA MORTGAGE             4                 225,404.00         0.08
ALTERNATIVE LEN            6                 608,006.08         0.21
AMERICREDIT COR            3                 300,149.17         0.10
AMERIQUEST                 1                 117,062.82         0.04
AMERIQUEST MTG           713              62,698,398.07        21.87
AMRESCO                  632              49,955,966.26        17.42
ANCHOR MORTGAGE            1                 237,834.01         0.08
ARMOR INVESTMEN            1                  19,883.12         0.01
BAN-COR INC                2                 146,340.78         0.05
BANKERS WHOLESA            3                 157,377.29         0.05
BIRMINGHAM BANC            2                 128,315.94         0.04
BUDGET FINANCE             1                  46,878.39         0.02
C & G FINANCIAL            1                 137,192.65         0.05
CAPITAL SEEKERS            2                  55,744.32         0.02
CHAMPION CREDIT            5                 579,180.13         0.20
CHASE MORTGAGE             4                 156,021.49         0.05
CONCORD FUNDING            4                 260,822.41         0.09
CONSOLIDATED MO            1                  70,478.91         0.02
CONTINENTAL FUN           10               1,043,626.34         0.36
CORNERSTONE MOR            1                 163,829.30         0.06
DFS FINANCIAL             14               1,184,151.73         0.41
DOERING MORTGAG            1                  39,161.63         0.01
DOW GUARANTEE C            1                  68,545.24         0.02
EDGE MORTGAGE S            3                 170,581.91         0.06
EMPIRE MORTGAGE            5                 333,125.13         0.12
EQUITY SECURED             7                 454,287.08         0.16
EVEREST MORTGAG            4                 356,404.08         0.12
FIRST AMERICAN             2                  99,939.66         0.03
FIRST COLONY               2                 333,182.97         0.12
FIRST NATIONAL             1                 101,535.34         0.04
FOREMOST MORTGA            1                 335,935.59         0.12
FRANKLIN MORTGA            1                 136,624.58         0.05
FRONTIER INVEST            1                  43,369.73         0.02
GATEWAY FINANCI            3                 527,218.11         0.18
HOME MORTGAGE,            29               2,504,647.98         0.87
LONG BEACH MTG             7               1,135,935.20         0.40
MAGNA FUNDING C            1                 163,943.72         0.06
MARATHON CAPITA            1                  31,509.29         0.01
MEGO MORTGAGE A           21               1,433,175.43         0.50
MLSG INCORPORAT            2                 189,245.49         0.07
MONEY MORTGAGE            30               1,785,061.24         0.62
MORTGAGE PLUS O            1                  26,637.59         0.01
NATIONAL MORTGA           38               3,799,049.05         1.33
NEW CENTURY              883              73,291,230.24        25.56
PAN AMERCIAN BA           40               3,675,976.26         1.28
PAN AMERICAN              63               5,180,245.42         1.81
PARKWAY                   13               1,196,212.82         0.42
PARKWAY MORTGAG          241              19,355,856.65         6.75
PEAK FINANCIAL             1                  75,977.77         0.03
PENDING BROKER             1                  45,285.66         0.02
PINNACLE FINANC            1                  29,960.52         0.01
SAN DIEGO HOME             6               1,238,075.02         0.43
SMC LENDING INC            1                  31,122.12         0.01
STANDARD FINANC           16               2,067,830.30         0.72
THE MORTGAGE CO            1                  44,816.37         0.02
TIME DEPOSITS I            5                 284,189.12         0.10
TITLE WEST                19               2,019,365.00         0.70
TOWN AND COUNTR            3                 282,224.85         0.10
TRINITY MORTGAG            2                  61,290.56         0.02
UNITED LENDING            51               4,407,045.60         1.54
US MORTGAGE INC            1                  16,205.39         0.01
WALL STREET MOR            2                 173,805.35         0.06
WEYERHAEUSER MO          535              40,855,806.45        14.25
--------------------------------------------------------------------------
Total...............    3458            $286,694,300.72       100.00%
==========================================================================

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1998-2 Offered Certificates

                  LOAN SUMMARY STRATIFIED BY PREPAYMENT PENALTY

                                                              Percentage of
                                             Aggregate        Cut-Off Date
                             Number of        Unpaid            Aggregate
                             Mortgage        Principal          Principal
PREPAYMENT PENALTY            Loans          Balance            Balance

No                            1,099       $83,585,781.89         29.16
Yes                           2,359      $203,108,518.83         70.84
-----------------------------------------------------------------------
Total.....                    3,458      $286,694,300.72        100.00%
=======================================================================

    *************** ARMS INCLUDED IN FIXED GROUP ***************

                   NEXT INTEREST ROLLDATE DATE

                                                     Percentage
                                                      of Cut-Off
                                    Aggregate            Date
     Next          Number of         Unpaid           Aggregate
     Roll          Mortgage         Principal         Principal
     Date            Loans           Balance           Balance

   02/01/03              2         $97,232.16            63.47
   04/01/03              1         $55,964.04            36.53
------------------------------------------------------------------
Total........            3        $153,196.20           100.00%
==================================================================

                                 DISTRIBUTION OF
                                     MARGINS

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                           Number of       Unpaid            Aggregate
           Gross           Mortgage       Principal          Principal
           Margin            Loans         Balance            Balance

 6.000 < Margin <=  6.500        1          44,485.23          29.04
 6.500 < Margin <=  7.000        1          55,964.04          36.53
 7.500 < Margin <=  8.000        1          52,746.93          34.43
--------------------------------------------------------------------------
Total.................           3        $153,196.20         100.00%
==========================================================================

                           LOAN SUMMARY STRATIFIED BY
                                    LIFE CAP

                                                            Percentage of
                                          Aggregate        Cut-Off Date
                        Number of          Unpaid            Aggregate
 Gross                  Mortgage          Principal          Principal
Life Cap                  Loans            Balance            Balance

 17.975                       1           44,485.23            29.04
 18.500                       1           55,964.04            36.53
 19.650                       1           52,746.93            34.43
-----------------------------------------------------------------------
Total.................        3       $  153,196.20           100.00%
=======================================================================

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1998-2 Offered Certificates

                           LOAN SUMMARY STRATIFIED BY
                                   LIFE FLOOR

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                        Number of          Unpaid            Aggregate
                        Mortgage          Principal          Principal
Life Floor                Loans            Balance            Balance

  10.975                      1             44,485.23          29.04
  11.500                      1             55,964.04          36.53
  12.650                      1             52,746.93          34.43
--------------------------------------------------------------------------
Total.................        3           $153,196.20         100.00%
==========================================================================

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1998-2 Offered Certificates

--------------------------------------------------------------------------------
     -  AMRESCO
     -  Cut Off Date of Tape is 4/30/98
     -  Adjustable Rate Collateral (06/01/97 Scheduled Balance)
     -  $476,861,337.34
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   5,358

Lien Status:                                     First Lien Loans

Index:                                              6 Month LIBOR

Aggregate Unpaid Principal Balance:               $476,861,337.34
Aggregate Original Principal Balance:             $478,909,876.00
--------------------------------------------------------------------------------
Weighted Average Coupon (Gross):                           9.837%
Gross Coupon Range:                             6.259% -  16.500%

Weighted Average Margin (Gross):                           5.698%
Gross Margin Range:                             3.325% -   9.875%

Weighted Average Life Cap (Gross):                        15.898%
Gross Life Cap Range:                          12.259% -  23.130%

Weighted Average Life Floor (Gross):                       9.813%
Gross Life Floor Range:                         6.259% -  16.500%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $88,999.88
Average Original Principal Balance:                    $89,382.21

Maximum Unpaid Principal Balance:                     $724,125.24
Minimum Unpaid Principal Balance:                      $10,097.03

Maximum Original Principal Balance:                   $730,000.00
Minimum Original Principal Balance:                    $10,214.00

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         340.259
Stated Rem Term Range:                         115.000 -  359.000

Weighted Average Age (First Pay thru Paid Thru):            5.721
Age Range:                                       1.000 -   30.000

Weighted Average Original Term:                           345.980
Original Term Range:                           120.000 -  360.000

Weighted Average Original LTV:                             75.133
Original LTV Range:                             9.000% -  90.000%

Weighted Average Periodic Interest Cap:                    1.002%
Periodic Interest Cap Range:                    1.000% -   1.500%

Weighted Average Months to Interest Roll:                   6.284
Months to Interest Roll Range:                           1 -   34

Weighted Average Interest Roll Frequency:                   6.000
Interest Frequency Range:                                6 -    6

Weighted Average Initial Interest Cap:                   1.137
Initial Interest Cap Range:                              1 -    3
--------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1998-2 Offered Certificates

                       GROSS MORTGAGE INTEREST RATE RANGE

                                                                   Percentage of
                                                 Aggregate         Cut-Off Date
         Gross Mortgage            Number of      Unpaid             Aggregate
         Interest Rate             Mortgage      Principal           Principal
             Range                   Loans        Balance             Balance

 6.00% < Gross Coupon <=  6.50%          2          205,235.44          0.04
 6.50% < Gross Coupon <=  7.00%         68        6,841,704.57          1.43
 7.00% < Gross Coupon <=  7.50%        106       11,986,214.91          2.51
 7.50% < Gross Coupon <=  7.75%         41        5,349,425.42          1.12
 7.75% < Gross Coupon <=  8.00%        185       21,907,839.46          4.59
 8.00% < Gross Coupon <=  8.25%         69        9,569,223.71          2.01
 8.25% < Gross Coupon <=  8.50%        189       20,866,371.22          4.38
 8.50% < Gross Coupon <=  8.75%        137       15,854,768.19          3.32
 8.75% < Gross Coupon <=  9.00%        321       35,486,611.79          7.44
 9.00% < Gross Coupon <=  9.25%        121       12,595,615.30          2.64
 9.25% < Gross Coupon <=  9.50%        240       22,062,135.32          4.63
 9.50% < Gross Coupon <=  9.75%        320       34,692,602.98          7.28
 9.75% < Gross Coupon <= 10.00%      1,023       94,581,067.43         19.83
10.00% < Gross Coupon <= 10.25%        341       29,848,776.59          6.26
10.25% < Gross Coupon <= 10.50%        828       65,126,571.83         13.66
10.50% < Gross Coupon <= 10.75%        166       12,826,595.11          2.69
10.75% < Gross Coupon <= 11.00%        469       32,872,703.50          6.89
11.00% < Gross Coupon <= 11.25%         60        4,953,395.09          1.04
11.25% < Gross Coupon <= 11.50%        146        9,356,088.15          1.96
11.50% < Gross Coupon <= 11.75%         56        3,329,600.92          0.70
11.75% < Gross Coupon <= 12.00%        147        9,094,517.61          1.91
12.00% < Gross Coupon <= 12.25%         22        1,161,512.63          0.24
12.25% < Gross Coupon <= 12.50%         63        3,594,180.74          0.75
12.50% < Gross Coupon <= 12.75%         64        3,540,958.55          0.74
12.75% < Gross Coupon <= 13.00%         69        3,699,390.41          0.78
13.00% < Gross Coupon <= 13.25%         15          737,390.84          0.15
13.25% < Gross Coupon <= 13.50%         19        1,132,424.10          0.24
13.50% < Gross Coupon <= 13.75%         12          453,272.27          0.10
13.75% < Gross Coupon <= 14.00%         25        1,233,145.40          0.26
14.00% < Gross Coupon <= 14.25%          2          136,835.91          0.03
14.25% < Gross Coupon <= 14.50%         14          827,960.79          0.17
14.50% < Gross Coupon <= 14.75%          2           94,119.31          0.02
14.75% < Gross Coupon <= 15.00%          8          424,081.29          0.09
15.25% < Gross Coupon <= 15.50%          4          181,037.87          0.04
15.50% < Gross Coupon <= 15.75%          1           59,353.77          0.01
16.00% < Gross Coupon <= 16.25%          2          121,644.87          0.03
16.25% < Gross Coupon <= 16.50%          1           56,964.05          0.01
--------------------------------------------------------------------------------
Total..........                       5358     $476,861,337.34        100.00%
================================================================================

                                  ORIGINAL TERM

                                                      Percentage of
                                      Aggregate       Cut-Off Date
                         Number of     Unpaid           Aggregate
                         Mortgage     Principal         Principal
      Original Term        Loans       Balance           Balance

108 < Orig. Term <= 120        1          37,931.05        0.01%
168 < Orig. Term <= 180      493      23,884,668.30        5.01%
228 < Orig. Term <= 240      322      19,810,507.55        4.15%
348 < Orig. Term <= 360    4,542     433,128,230.44       90.83%
----------------------------------------------------------------
Total............          5,358    $476,861,337.34      100.00%
================================================================

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1998-2 Offered Certificates

                       REMAINING MONTHS TO STATED MATURITY

                                                        Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Remaining Term       Loans       Balance              Balance

108 < Rem Term <= 120          1          37,931.05           0.01%
168 < Rem Term <= 180        493      23,884,668.30           5.01%
228 < Rem Term <= 240        322      19,810,507.55           4.15%
324 < Rem Term <= 336          5         439,603.61           0.09%
336 < Rem Term <= 348          4       1,487,171.96           0.31%
348 < Rem Term <= 360      4,533     431,201,454.87          90.42%
-------------------------------------------------------------------
Total............          5,358    $476,861,337.34         100.00%
===================================================================

                                   AGE OF LOAN

                                                        PercentAge of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         MortgAge     Principal            Principal
           Age             Loans       Balance              Balance

  0 < Age <=  12           5,349     474,934,561.77          99.60%
 12 < Age <=  24               5       1,572,699.94           0.33%
 24 < Age <=  36               4         354,075.63           0.07%
-------------------------------------------------------------------
Total............          5,358    $476,861,337.34         100.00%
===================================================================

                          ORIGINAL LOAN-TO-VALUE RATIOS

                                                           Percentage of
                                            Aggregate      Cut-Off Date
        Original             Number of       Unpaid          Aggregate
      Loan-To-Value          Mortgage       Principal        Principal
          Ratio                Loans         Balance          Balance

 5.00 < LTV <= 10.00               3            65,879.79       0.01
10.00 < LTV <= 15.00               2           152,905.59       0.03
15.00 < LTV <= 20.00               6           207,377.93       0.04
20.00 < LTV <= 25.00              14           442,414.87       0.09
25.00 < LTV <= 30.00              18           713,728.48       0.15
30.00 < LTV <= 35.00              34         1,427,924.00       0.30
35.00 < LTV <= 40.00              46         2,192,657.64       0.46
40.00 < LTV <= 45.00              65         3,263,423.35       0.68
45.00 < LTV <= 50.00              76         4,450,139.10       0.93
50.00 < LTV <= 55.00             117         6,690,557.58       1.40
55.00 < LTV <= 60.00             308        18,748,038.32       3.93
60.00 < LTV <= 65.00             362        27,021,933.07       5.67
65.00 < LTV <= 70.00             641        48,943,169.29      10.26
70.00 < LTV <= 75.00            1198       104,455,474.79      21.90
75.00 < LTV <= 80.00            1862       190,619,342.96      39.97
80.00 < LTV <= 85.00             500        54,709,942.26      11.47
85.00 < LTV <= 90.00             106        12,756,428.32       2.68
--------------------------------------------------------------------------
Total....................       5358      $476,861,337.34     100.00%
==========================================================================

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1998-2 Offered Certificates

                                 DISTRIBUTION OF
                                     MARGINS

                                                          Percentage of
                                          Aggregate        Cut-Off Date
                           Number of       Unpaid            Aggregate
           Gross           Mortgage       Principal          Principal
           Margin            Loans         Balance            Balance

 3.000 < Margin <=  3.500        5         415,912.52           0.09
 3.500 < Margin <=  4.000      667      66,134,518.15          13.87
 4.000 < Margin <=  4.500      613      54,955,223.80          11.52
 4.500 < Margin <=  5.000      490      39,774,382.69           8.34
 5.000 < Margin <=  5.500      338      30,992,964.38           6.50
 5.500 < Margin <=  6.000      475      41,941,234.83           8.80
 6.000 < Margin <=  6.500      525      45,439,983.30           9.53
 6.500 < Margin <=  7.000    1,844     169,272,988.14          35.50
 7.000 < Margin <=  7.500      328      23,083,204.86           4.84
 7.500 < Margin <=  8.000       41       2,681,084.74           0.56
 8.000 < Margin <=  8.500       15       1,159,367.59           0.24
 8.500 < Margin <=  9.000       10         508,406.95           0.11
 9.000 < Margin <=  9.500        5         349,176.66           0.07
 9.500 < Margin <= 10.000        2         152,888.73           0.03
--------------------------------------------------------------------------
Total.................       5,358    $476,861,337.34         100.00%
==========================================================================

                           LOAN SUMMARY STRATIFIED BY
                                    LIFE CAP

                                                                Percentage of
                                                 Aggregate      Cut-Off Date
                                  Number of       Unpaid          Aggregate
           Gross                  Mortgage       Principal        Principal
          Life Cap                  Loans         Balance          Balance

12.000 < LIFE CAP <= 12.500             2         205,235.44         0.04
12.500 < LIFE CAP <= 13.000            70       7,198,888.08         1.51
13.000 < LIFE CAP <= 13.500           112      12,606,894.87         2.64
13.500 < LIFE CAP <= 14.000           234      27,825,273.44         5.84
14.000 < LIFE CAP <= 14.500           250      29,068,288.39         6.10
14.500 < LIFE CAP <= 15.000           429      46,057,217.67         9.66
15.000 < LIFE CAP <= 15.500           339      32,213,481.74         6.76
15.500 < LIFE CAP <= 16.000          1312     127,165,113.93        26.67
16.000 < LIFE CAP <= 16.500          1146      93,119,185.03        19.53
16.500 < LIFE CAP <= 17.000           636      47,782,852.94        10.02
17.000 < LIFE CAP <= 17.500           227      17,394,431.71         3.65
17.500 < LIFE CAP <= 18.000           233      15,671,037.48         3.29
18.000 < LIFE CAP <= 18.500            94       5,709,234.39         1.20
18.500 < LIFE CAP <= 19.000           135       7,485,838.16         1.57
19.000 < LIFE CAP <= 19.500            44       2,404,714.21         0.50
19.500 < LIFE CAP <= 20.000            45       2,234,296.24         0.47
20.000 < LIFE CAP <= 20.500            15         928,743.45         0.19
20.500 < LIFE CAP <= 21.000            15         743,351.77         0.16
21.000 < LIFE CAP <= 21.500            12         639,673.92         0.13
21.500 < LIFE CAP <= 22.000             5         228,975.56         0.05
22.000 < LIFE CAP <= 22.500             1          56,964.05         0.01
23.000 < LIFE CAP <= 23.500             2         121,644.87         0.03
--------------------------------------------------------------------------
Total.................               5358    $476,861,337.34       100.00%
==========================================================================

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1998-2 Offered Certificates

                           LOAN SUMMARY STRATIFIED BY
                                   LIFE FLOOR

                                                          Percentage of
                                               Aggregate   Cut-Off Date
                                  Number of     Unpaid       Aggregate
            Gross                 Mortgage     Principal     Principal
          Life Floor                Loans       Balance       Balance

 6.000 < Life Floor <=  6.500           2       205,235.44      0.04
 6.500 < Life Floor <=  7.000          71     7,408,006.58      1.55
 7.000 < Life Floor <=  7.500         115    13,032,283.14      2.73
 7.500 < Life Floor <=  8.000         236    28,032,529.95      5.88
 8.000 < Life Floor <=  8.500         263    31,284,456.65      6.56
 8.500 < Life Floor <=  9.000         471    52,366,456.68     10.98
 9.000 < Life Floor <=  9.500         358    33,331,130.42      6.99
 9.500 < Life Floor <= 10.000        1338   128,458,110.04     26.94
10.000 < Life Floor <= 10.500        1188    96,046,033.52     20.14
10.500 < Life Floor <= 11.000         623    45,076,477.96      9.45
11.000 < Life Floor <= 11.500         175    12,440,844.40      2.61
11.500 < Life Floor <= 12.000         197    11,818,197.92      2.48
12.000 < Life Floor <= 12.500          84     4,704,981.11      0.99
12.500 < Life Floor <= 13.000         133     7,240,348.96      1.52
13.000 < Life Floor <= 13.500          35     1,965,814.51      0.41
13.500 < Life Floor <= 14.000          37     1,686,417.67      0.35
14.000 < Life Floor <= 14.500          14       826,811.23      0.17
14.500 < Life Floor <= 15.000          10       518,200.60      0.11
15.000 < Life Floor <= 15.500           4       181,037.87      0.04
15.500 < Life Floor <= 16.000           1        59,353.77      0.01
16.000 < Life Floor <= 16.500           3       178,608.92      0.04
--------------------------------------------------------------------------
Total.................               5358  $476,861,337.34    100.00%
==========================================================================

                           NEXT INTEREST ROLLDATE DATE

                                                      Percentage
                                                      of Cut-Off
                                    Aggregate            Date
     Next          Number of         Unpaid           Aggregate
     Roll          Mortgage         Principal         Principal
     Date            Loans           Balance           Balance

   07/01/98           1779       $154,869,895.12         32.48
   08/01/98              1           $134,128.23         00.03
   09/01/98              3           $191,291.35         00.04
   10/01/98             45         $3,457,854.77         00.73
   11/01/98           1187       $101,432,201.36         21.27
   12/01/98           1647       $140,743,705.81         29.51
   04/01/99              1           $724,125.24         00.15
   05/01/99              1           $596,660.15         00.13
   07/01/99              2           $267,943.86         00.06
   08/01/99              1           $111,661.04         00.02
   09/01/99              6           $719,543.53         00.15
   10/01/99             62         $6,853,218.52         01.44
   11/01/99            123        $14,815,395.88         03.11
   12/01/99             75         $7,949,260.70         01.67
   01/01/00            120        $13,925,578.39         02.92
   02/01/00             21         $1,700,868.03         00.36
   03/01/00             11           $851,910.44         00.18
   04/01/00            261        $25,437,409.09         05.33
   05/01/00              1            $31,989.99         00.01
   12/01/00              5           $947,660.31         00.20
   01/01/01              3           $478,936.18         00.10
   04/01/01              3           $620,099.35         00.13
------------------------------------------------------------------
Total........         5358       $476,861,337.34        100.00%
==================================================================

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1998-2 Offered Certificates

                         ORIGINAL MORTGAGE LOAN AMOUNTS

                                                                 Percentage of
                                                   Aggregate      Cut-Off Date
            Original                Number of       Unpaid          Aggregate
          Mortgage Loan             Mortgage       Principal        Principal
        Principal Balance             Loans         Balance          Balance

    10,000 < Balance <=  15,000           19          253,879.71       0.05
    15,000 < Balance <=  20,000           67        1,241,503.53       0.26
    20,000 < Balance <=  25,000          123        2,831,444.78       0.59
    25,000 < Balance <=  30,000          201        5,607,832.66       1.18
    30,000 < Balance <=  35,000          215        7,032,437.77       1.47
    35,000 < Balance <=  40,000          258        9,709,090.34       2.04
    40,000 < Balance <=  45,000          279       11,860,766.98       2.49
    45,000 < Balance <=  50,000          252       11,957,861.33       2.51
    50,000 < Balance <=  55,000          285       14,947,899.67       3.13
    55,000 < Balance <=  60,000          317       18,206,902.06       3.82
    60,000 < Balance <=  65,000          229       14,351,559.80       3.01
    65,000 < Balance <=  70,000          236       15,875,138.11       3.33
    70,000 < Balance <=  75,000          254       18,366,691.00       3.85
    75,000 < Balance <=  80,000          220       17,050,999.50       3.58
    80,000 < Balance <=  85,000          223       18,388,754.86       3.86
    85,000 < Balance <=  90,000          188       16,478,196.21       3.46
    90,000 < Balance <=  95,000          153       14,177,160.03       2.97
    95,000 < Balance <= 100,000          214       20,818,375.61       4.37
   100,000 < Balance <= 105,000          147       15,050,559.32       3.16
   105,000 < Balance <= 110,000          123       13,237,620.30       2.78
   110,000 < Balance <= 115,000          125       14,011,243.58       2.94
   115,000 < Balance <= 120,000          131       15,396,652.24       3.23
   120,000 < Balance <= 125,000           73        8,931,431.40       1.87
   125,000 < Balance <= 130,000           87       11,076,691.24       2.32
   130,000 < Balance <= 135,000           83       10,979,449.22       2.30
   135,000 < Balance <= 140,000           92       12,628,212.27       2.65
   140,000 < Balance <= 145,000           74       10,521,685.91       2.21
   145,000 < Balance <= 150,000           57        8,387,304.71       1.76
   150,000 < Balance <= 200,000          367       63,002,513.22      13.21
   200,000 < Balance <= 250,000          129       28,934,396.64       6.07
   250,000 < Balance <= 300,000           64       17,331,107.28       3.63
   300,000 < Balance <= 350,000           29        9,422,886.65       1.98
   350,000 < Balance <= 400,000           21        7,868,293.49       1.65
   400,000 < Balance <= 450,000           11        4,748,874.86       1.00
   450,000 < Balance <= 500,000            8        3,845,057.07       0.81
   500,000 < Balance <= 550,000            2        1,010,078.60       0.21
   550,000 < Balance <= 600,000            1          596,660.15       0.13
   700,000 < Balance <= 750,000            1          724,125.24       0.15
-----------------------------------------------------------------------------
Total....................               5358     $476,861,337.34     100.00%
=============================================================================

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1998-2 Offered Certificates

                          CURRENT MORTGAGE LOAN AMOUNTS

                                                              Percentage of
                                                 Aggregate     Cut-Off Date
             Current               Number of      Unpaid         Aggregate
          Mortgage Loan            Mortgage      Principal       Principal
        Principal Balance            Loans        Balance         Balance

    10,000 < Balance <=  15,000        20          267,954.53       0.06
    15,000 < Balance <=  20,000        67        1,247,146.65       0.26
    20,000 < Balance <=  25,000       123        2,836,255.34       0.59
    25,000 < Balance <=  30,000       203        5,673,136.17       1.19
    30,000 < Balance <=  35,000       220        7,220,965.33       1.51
    35,000 < Balance <=  40,000       254        9,590,107.83       2.01
    40,000 < Balance <=  45,000       283       12,056,101.91       2.53
    45,000 < Balance <=  50,000       251       11,951,959.13       2.51
    50,000 < Balance <=  55,000       291       15,303,968.25       3.21
    55,000 < Balance <=  60,000       312       17,965,691.55       3.77
    60,000 < Balance <=  65,000       228       14,329,124.26       3.00
    65,000 < Balance <=  70,000       238       16,060,333.29       3.37
    70,000 < Balance <=  75,000       258       18,710,822.50       3.92
    75,000 < Balance <=  80,000       210       16,317,982.23       3.42
    80,000 < Balance <=  85,000       222       18,321,008.40       3.84
    85,000 < Balance <=  90,000       189       16,575,052.94       3.48
    90,000 < Balance <=  95,000       162       15,039,331.46       3.15
    95,000 < Balance <= 100,000       205       19,984,276.43       4.19
   100,000 < Balance <= 105,000       148       15,174,964.33       3.18
   105,000 < Balance <= 110,000       123       13,257,224.30       2.78
   110,000 < Balance <= 115,000       128       14,374,018.33       3.01
   115,000 < Balance <= 120,000       128       15,073,167.58       3.16
   120,000 < Balance <= 125,000        76        9,323,146.07       1.96
   125,000 < Balance <= 130,000        86       10,985,323.44       2.30
   130,000 < Balance <= 135,000        81       10,738,242.13       2.25
   135,000 < Balance <= 140,000        95       13,066,472.19       2.74
   140,000 < Balance <= 145,000        71       10,125,443.30       2.12
   145,000 < Balance <= 150,000        57        8,407,375.32       1.76
   150,000 < Balance <= 200,000       364       62,603,131.07      13.13
   200,000 < Balance <= 250,000       129       28,977,325.68       6.08
   250,000 < Balance <= 300,000        63       17,088,309.34       3.58
   300,000 < Balance <= 350,000        31       10,119,122.90       2.12
   350,000 < Balance <= 400,000        19        7,172,057.24       1.50
   400,000 < Balance <= 450,000        11        4,748,874.86       1.00
   450,000 < Balance <= 500,000         8        3,845,057.07       0.81
   500,000 < Balance <= 550,000         2        1,010,078.60       0.21
   550,000 < Balance <= 600,000         1          596,660.15       0.13
   700,000 < Balance <= 750,000         1          724,125.24       0.15
--------------------------------------------------------------------------
Total....................            5358     $476,861,337.34     100.00%
==========================================================================

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1998-2 Offered Certificates

              GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                           Percentage of
                                            Aggregate       Cut-Off Date
                       Number of             Unpaid          Aggregate
                       Mortgage             Principal        Principal
     State               Loans               Balance          Balance

Alabama                   83               4,939,131.01         1.04
Arkansas                  14                 814,864.38         0.17
Arizona                  117               8,199,608.24         1.72
California               843             114,493,429.42        24.01
Colorado                 184              18,475,761.20         3.87
Connecticut               57               7,231,668.35         1.52
Dist of Col               12               1,195,723.87         0.25
Delaware                  36               2,817,941.87         0.59
Florida                  393              29,161,605.58         6.12
Georgia                   63               5,049,943.75         1.06
Hawaii                    15               2,680,001.38         0.56
Iowa                      42               1,935,894.19         0.41
Idaho                     35               2,766,767.53         0.58
Illinois                 320              28,631,071.18         6.00
Indiana                  106               6,181,267.69         1.30
Kansas                    40               1,998,054.43         0.42
Kentucky                  36               1,880,706.40         0.39
Louisiana                 23               1,283,245.54         0.27
Massachsetts             125              13,677,190.46         2.87
Maryland                  85               7,626,306.21         1.60
Maine                     11                 639,131.37         0.13
Michigan                 271              18,698,068.44         3.92
Minnesota                250              21,928,984.17         4.60
Missouri                 157               9,493,197.07         1.99
Mississippi               18               1,094,888.39         0.23
Montana                    2                  73,758.66         0.02
North Carolina            91               6,478,276.30         1.36
North Dakota               1                  34,382.69         0.01
Nebraska                   9                 524,526.33         0.11
New Hampshire              9                 794,180.47         0.17
New Jersey               157              17,279,627.83         3.62
New Mexico                51               4,166,294.88         0.87
Nevada                    34               3,230,807.78         0.68
New York                 237              19,739,419.07         4.14
Ohio                     271              17,694,351.76         3.71
Oklahoma                  88               4,415,830.94         0.93
Oregon                   130              12,531,305.21         2.63
Pennsylvania             286              18,234,926.80         3.82
Rhode Island              63               6,091,670.88         1.28
South Carolina            13                 819,095.82         0.17
South Dakota               7                 331,213.91         0.07
Tennessee                105               7,369,943.16         1.55
Texas                     63               4,933,948.42         1.03
Utah                     135              15,330,808.36         3.21
Virginia                  15               1,788,670.47         0.38
Vermont                    1                  87,722.67         0.02
Washington               166              15,465,176.25         3.24
Wisconsin                 57               4,483,805.48         0.94
West Virgina              11                 705,604.06         0.15
Wyoming                   20               1,361,537.02         0.29
--------------------------------------------------------------------------
Total...............    5358            $476,861,337.34       100.00%
==========================================================================

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1998-2 Offered Certificates

                              MORTGAGED PROPERTIES

                                                           Percentage of
                                             Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

Single-family                   4672       418,688,788.13      87.80
Manufactured Housing              99         5,393,394.60       1.13
PUD                               53         6,089,274.00       1.28
Townhouses                        36         2,940,010.45       0.62
Condominiums                     157        13,696,027.09       2.87
2-4 Family                       341        30,053,843.07       6.30
--------------------------------------------------------------------------
Total...............            5358      $476,861,337.34     100.00%
==========================================================================

                          LOAN SUMMARY STRATIFIED BY
                               OWNER OCCUPANCY

                                                               Percentage of
                                              Aggregate        Cut-Off Date
                             Number of         Unpaid            Aggregate
                             Mortgage         Principal          Principal
                               Loans           Balance            Balance

Owner Occ.                      4802       439,601,810.68          92.19
Non Owner Occ.                   556        37,259,526.66           7.81
----------------------------------------------------------------------------
Total..................         5358      $476,861,337.34         100.00%
============================================================================

                           LOAN SUMMARY STRATIFIED BY
                                  PRODUCT TYPE

                                                                Percentage of
                                              Aggregate         Cut-Off Date
                             Number of         Unpaid             Aggregate
                             Mortgage         Principal           Principal
                               Loans           Balance             Balance

2/28 arm                         689          74,389,681.97         15.60
3/27 arm                          11           2,046,695.84          0.43
6 mo libor                      4658         400,424,959.53         83.97
--------------------------------------------------------------------------
Total...............            5358        $476,861,337.34        100.00%
==========================================================================

                                  LIEN SUMMARY

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                         Number of         Unpaid            Aggregate
                         Mortgage         Principal          Principal
                           Loans           Balance            Balance

1                           5358         476,861,337.34       100.00
--------------------------------------------------------------------------
Total...............        5358        $476,861,337.34      100.00%
==========================================================================

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1998-2 Offered Certificates

                           LOAN SUMMARY STRATIFIED BY
                                    PAG CODE

                                                        Percentage of
                                        Aggregate        Cut-Off Date
                     Number of          Unpaid            Aggregate
                     Mortgage          Principal          Principal
                       Loans            Balance            Balance

 1                      1202          117,400,796.29        24.62
 2                      1871          173,990,886.57        36.49
 3                      1240          107,116,835.70        22.46
 4                       101            7,524,631.27         1.58
 5                       944           70,828,187.51        14.85
-----------------------------------------------------------------------
Total...............    5358         $476,861,337.34       100.00%
=======================================================================

                           LOAN SUMMARY STRATIFIED BY
                                   ORIGINATOR

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
   ORIGINATOR          Loans               Balance            Balance

ADMIRAL MORTGAG            1                 154,912.03         0.03
ALTERNATIVE LEN           37               4,596,577.66         0.96
AMERICAN LENDIN            2                 144,848.44         0.03
AMERICREDIT COR            7                 894,010.79         0.19
AMERIQUEST MTG          4692             406,164,432.02        85.17
AMERISOUTH MORT            1                 143,041.16         0.03
AMRESCO                  285              27,334,596.63         5.73
BANKERS WHOLESA            1                 137,467.77         0.03
BAYSHORE MORTGA           10                 372,007.52         0.08
CHASE MORTGAGE             1                 151,766.82         0.03
DOERING MORTGAG            2                  85,247.65         0.02
EDGE MORTGAGE S           16                 966,965.48         0.20
EQUITY SECURED            28               2,809,234.99         0.59
EVEREST MORTGAG           32               4,263,649.33         0.89
FEDERAL FUNDER             1                  56,725.82         0.01
FIRST AMERICAN             1                  94,796.52         0.02
GATEWAY FINANCI            2                 272,066.20         0.06
GREAT NORTHERN             2                 150,473.16         0.03
HERNANDEZ INVES            1                  99,235.91         0.02
HOME MORTGAGE,             2                 114,694.16         0.02
LONG BEACH MTG             7               1,760,389.00         0.37
MEGO MORTGAGE A            4                 301,899.76         0.06
MINNESOTA FUNDI            1                  88,296.41         0.02
MLSG INCORPORAT            6                 892,692.59         0.19
MONEY MORTGAGE             1                 124,893.06         0.03
MORTGAGE PLUS O            4                 295,990.13         0.06
NATIONAL MORTGA          124              14,850,509.38         3.11
OAKMONT MORTGAG           11               1,590,604.89         0.33
PARAGON LENDING            1                  53,182.14         0.01
PARKWAY MORTGAG           56               5,986,132.34         1.26
PENDING BROKER             2                 128,360.52         0.03
QUALITY                    2                 166,386.57         0.03
STANDARD FINANC           11               1,263,103.30         0.26
T C R M ADVISOR            1                  94,064.89         0.02
WEYERHAEUSER MO            3                 258,082.30         0.05
--------------------------------------------------------------------------
Total...............    5358            $476,861,337.34       100.00%
==========================================================================

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1998-2 Offered Certificates

                  LOAN SUMMARY STRATIFIED BY PREPAYMENT PENALTY

                                                            Percentage of
                                             Aggregate      Cut-Off Date
                             Number of        Unpaid          Aggregate
                             Mortgage        Principal        Principal
PREPAYMENT PENALTY             Loans          Balance          Balance

No                             2,318       $213,580,604.07      44.79
Yes                            3,040       $263,280,733.27      55.21
----------------------------------------------------------------------
Total.....                     5,358       $476,861,337.34     100.00%
======================================================================

                     LOAN SUMMARY STRATIFIED BY AMORTIZATION

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
    AMORTIZATION               Loans         Balance          Balance

Fully Amortizing                5358     476,861,337.34       100.00
--------------------------------------------------------------------------
Total..................         5358    $476,861,337.34       100.00%
==========================================================================

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON